WEISS, PECK & GREER

                                  MUTUAL FUNDS


                                 ANNUAL REPORT
                               DECEMBER 31, 1998

                                 WPG TUDOR FUND
                           WPG GROWTH AND INCOME FUND
                          WPG QUANTITATIVE EQUITY FUND
                     WEISS, PECK & GREER INTERNATIONAL FUND
                               WPG CORE BOND FUND
                      WPG INTERMEDIATE MUNICIPAL BOND FUND
                        WPG GOVERNMENT MONEY MARKET FUND
                         WPG TAX FREE MONEY MARKET FUND

                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                  800 223-3332

WEISS, PECK & GREER MUTUAL FUNDS

TABLE OF CONTENTS

Chairman's Letter .........................................................    1
Major Portfolio Changes - Equity Funds ....................................    3
Average Annual Total Returns ..............................................    4
Ten Largest Holdings ......................................................    9
Schedules of Investments:
     WPG Tudor Fund .......................................................   11
     WPG Growth and Income Fund ...........................................   12
     WPG Quantitative Equity Fund .........................................   13
     Weiss, Peck & Greer International Fund ...............................   14
     WPG Core Bond Fund ...................................................   17
     WPG Intermediate Municipal Bond Fund .................................   19
     WPG Government Money Market Fund .....................................   23
     WPG Tax Free Money Market Fund .......................................   23
Statements of Assets and Liabilities ......................................   30
Statements of Operations ..................................................   32
Statements of Changes in Net Assets .......................................   34
Notes to Financial Statements .............................................   36
Financial Highlights ......................................................   42
Independent Auditors Report ...............................................   45

     International
     Objective:  Long-term growth of capital.

     Tudor
     Objective:  Capital appreciation.

     Growth and Income
     Objective:  Long-term growth of capital and current income.

     Quantitative Equity
     Objective:  Seeks to provide investment results that exceed the S & P 500.

     Intermediate Municipal Bond
     Objective:  High current income consistent with relative stability of principal
                 Exempt from Federal Income Tax.

     Core Bond
     Objective:  High current income consistent with capital preservation.

   * Tax Free Money Market
     Objective: Maximize current income with preservation of capital and liquidity.
                Exempt from Federal Income Tax.

   * Government Money Market
     Objective: Maximize current income with preservation of capital and liquidity.

* Although these Funds are money market funds and attempt to maintain a stable $1.00 net asset value per share, investments in these Funds are neither insured or guaranteed by the FDIC or any other Government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

DEAR SHAREHOLDER:

DOMESTIC MARKETS
----------------

     The greatest bull market of our lifetime! This statement is certainly true if measured by the large capitalization weighted major stock indices. The S&P 500 Index, up 28.8% for 1998, has now delivered greater than 20% gains for four years in a row. The Dow Jones Industrial Average was up 18.2% this year, its fourth double-digit return in a row. NASDAQ, the popular over-the-counter stock index, rose 39.6% in 1998 and has, over the last four years, returned an incredible annualized return of 30.7%.

     However, not every segment of the stock market delivered performance as well as the major indices. Value issues and small stocks dramatically underperformed. Growth stocks performed better than economically sensitive securities. The S&P Small Cap Index was down 2.6%. Approximately 60% of all New York Stock Exchange issues were down in 1998. The S&P 500 Index's remarkable returns throughout the year were dominated by a handful of the largest stocks in the Index. In fact, if every stock in the Index had been equally weighted, rather than capitalization weighted, the S&P 500 would have risen only 5%.

     After an approximate 20% decline from mid-July 1998 to early October 1998 for the major indices, a very powerful rally ensued through year-end. The decline was set off by a Russian currency devaluation, which created a dramatic sell-off in foreign bonds and lower quality credit. This eventually led to a world banking system that backed away from less than high quality loans, and a credit squeeze concern started. Several hedge funds (notably Long-Term Capital Management), leveraged with derivative securities, teetered on the edge of bankruptcy. The Federal Reserve Board quickly came to the rescue by lowering key interest rates two times during the fall, and the dramatic rally began.

     Low inflation continues to provide the dominant pleasant economic statistic. The Consumer Price Index increased 1.6% in 1998, slightly lower than 1.7% reported in 1997 and the lowest report since 1986.

     1998 will be remembered by bond market participants as a difficult year, as global financial turmoil resulted in dramatic changes in the valuations of various types of fixed income securities. Yields rose during the fourth quarter in spite of the two rate cuts by the Federal Reserve. The flattening of the yield curve (i.e., yields on short maturities rising more than yields on long maturities) was the result of financial turmoil subsiding, recession fears easing, and the aggressive expectations for further Federal Reserve rate cuts reversing.

     Corporate bonds began the fourth quarter in the same fashion as the third quarter - under pressure and with relatively low liquidity. Investor sentiment turned more optimistic in November, however, largely in response to Federal Reserve rate cuts, which calmed the financial markets and allowed liquidity to return to much of the corporate market. The mortgage and asset-backed securities sectors also began the quarter under pressure due to overall financial market turmoil. In addition, mortgage securities were influenced by fears of a large refinancing wave, which pushed spreads wider in early October. As with the corporate market, asset-backed and particularly mortgage securities dramatically outperformed Treasuries in November as market turmoil subsided, yields rose and prepayment fears eased.

     The outlook for the near-term direction of the U.S. economy and interest rates remains unclear. The U.S economy has performed extremely well in the face of ongoing financial turmoil in other parts of the world. If this solid economic performance continues and the U.S. equity market continues its meteoric rise, the Federal Reserve will have no reason to lower interest rates further and may even have to consider a modest rate increase. On the other hand, if the U.S. economy were to slow, the Federal Reserve would be in a position to lower rates, particularly with inflation remaining well contained.

INTERNATIONAL MARKETS
---------------------

     Over the summer months foreign equity markets suffered steep declines as concern increased that the world economy would not only slow sharply but would perhaps decline in 1999. This fear abated in the fall as interest rates began to decline around the world. With over sixty rate cuts globally in the last quarter of the year, investors began to regain their poise. Equity prices rallied strongly in the fourth quarter of 1998. The EAFE index rose by 20.8%, compared with a third quarter fall of 14.2%.

     In Europe, the run-up to the introduction of the Euro on the 1st of January 1999 was accomplished without problems and the last convergence of interest rates was coordinated in December (except for Italy). Equity markets were supported by corporate restructuring driving mergers and acquisitions as companies prepared for the new Europe. The greatest area of economic concern remained in the Far East, where the Japanese economy suffered a deepening recession and economic weakness continued to pervade most of the Asian rim.

     Looking forward, the pace of economic growth in Europe is expected to decelerate in 1999, and the prospect of recession is considered to be very small as domestic demand remains firm. In Asia, while most remain cautious, there are hopes of more stable economic conditions, and some signs of investors returning to the region.

     We are grateful for your confidence in Weiss, Peck & Greer over the past year. We look forward to serving our shareholders' investment needs throughout the end of the 1999 and long into the next millennium.


                                                   Sincerely,


                                                   /S/ ROGER J. WEISS
                                                   ---------------------
                                                    Roger J. Weiss
                                                    Chairman of the Board
                                                    January 19, 1999

WEISS, PECK & GREER MUTUAL FUNDS

MAJOR PORTFOLIO CHANGES - EQUITY FUNDS - QUARTER ENDING DECEMBER 31,1998 - UNAUDITED

TUDOR FUND                                   GROWTH AND INCOME FUND
----------                                   ----------------------
ADDITIONS                                    ADDITIONS
---------                                    ---------
Airgas Inc.                                  AMBAC Inc
Burlington Coat Factory                      Federal Home Loan Mortgage Corp.
Hexcel Corp.                                 Halliburton
Invacare Corp.                               HEALTHSOUTH Corp.
KOMAG Inc.                                   Infinity Broadcasting
Pillowtex Corp.                              PepsiCo, Inc.
Primark Corp.                                Unilever NV ADR
Structural Dynamics Research
Technology Solutions
Waddell & Reed Financial

DELETIONS                                    DELETIONS
---------                                    ---------
Aspect Telecommunications                    BankAmerica Corp.
GTECH Holding Corp.                          Columbia/HCA Healthcare Co.
Pathogenesis Corp.                           Cornerstone Properties Inc.
Segue Software Inc.                          Energen Corp.
SFX Entertainment Cl A                       Gap Inc.
Trident International Inc.                   Linear Technology Corp.
Vesta Insurance Group Inc.                   Mills Corp.
                                             PeopleSoft Inc.
                                             ProLogis Trust
                                             Travelers Group Inc.



QUANTITATIVE EQUITY FUND                     INTERNATIONAL FUND
------------------------                     ------------------
ADDITIONS                                    ADDITIONS
---------                                    ---------
Aluminum Company of America                  Alliance & Leicester
Apache Corp.                                 DaimlerChrysler AG
International Business Machines Corp.        Elf Aquitaine
National City Corp.                          Fujitsu Ltd.
Philips Petroleum Co.                        Hoechst AG
Proctor & Gamble Co.                         Imperial Chemical Industries
Sara Lee Corp.                               Kansai Electric Power Co. Inc.
US West Inc.                                 RWE AG
Viad Corp.                                   Telefonica S.A.
Wal Mart Stores Inc.                         Zeneca Group

DELETIONS                                    DELETIONS
---------                                    ---------
Chrysler Corp.                               Compass Group PLC
Cisco Systems                                Fiat Spa
Dayton Hudson Corp.                          Groupe Danone
Dean Foods                                   Mitsui Fudosan Co.
Household International Inc.                 Nintendo Co. Ltd.
Lockheed Martin Corp.                        Pennon Group PLC
Mobil Corp.                                  Roche Holding AG
NationsBank Corp.                            Schweiz Rueckvers-Gesell
Newell Co.                                   Total SA - B
Royal Dutch Petroleum Co. ADR

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURN

TUDOR FUND
Last year was a very difficult year for small cap stocks, which is Tudor's area of emphasis. While the Dow Jones and S&P 500 indices rose sharply during the year, the majority of listed and over the counter shares declined in price, with those of smaller companies generally declining the most.

Tudor Fund underperformed its benchmarks for the fourth quarter and the full year. A new research and portfolio management team assumed responsibility for Tudor at the end of 1997 and the Fund underwent a major restructuring. The number of holdings was greatly reduced, more intensive research efforts were initiated, and foreign stocks were eliminated from the portfolio. This turnover and repositioning impacted performance in 1998, but we believe that we have improved the quality of our holdings.

Contributing to the underperformance was an overweight position and unfavorable stock selection in the industrial sector, especially aerospace suppliers. Health care was another area of underperformance, due to both an underweight position and unfavorable stock selection. An underweight position in retail stocks also hurt relative performance, especially during the fourth quarter.

Areas of positive performance in 1998 included technology and transportation, especially regional airlines. Overweight positions and favorable stock selection in the financial and telecommunications sectors also contributed positively to fourth quarter results. Fourth quarter appreciation was limited by a large cash position which resulted from transactions undertaken to minimize shareholder's tax liabilities which resulted from the portfolio restructuring in the first half of 1998.


[GRAPH OMITTED]

WPG TUDOR FUND COMPARISON WITH RUSSELL 2000 GROWTH
                               RUSSELL 2500 GROWTH
                               LIPPER CAPITAL APPRECIATION INDEX

DATE           TUDOR          R2000          LIPPER         R2500
----           -----          -----          ------         -----
1988           10,000         10,000         10,000         10,000
1989           12,504         11,624         12,830         12,451
1990           11,858          9,356         11,832         10,932
1991           17,291         13,665         16,276         16,947
1992           18,176         16,180         17,506         17,928
1993           20,608         19,240         20,264         20,104
1994           18,586         18,890         19,765         19,847
1995           26,240         24,262         26,009         26,504
1996           31,178         28,275         28,897         30,498
1997           34,642         34,600         35,835         34,999
1998           27,018         33,711         42,995         36,084







                          AVERAGE ANNUAL TOTAL RETURN
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)

                                                   1 YEAR    5 YEARS    10 YEARS
                                                   ------    -------    --------
TUDOR ......................................      -22.01%      5.57%      10.45%

Lipper Cap. Appreciation Index .............       19.98%     16.26%      15.71%
Russell 2500 Growth Index ..................        3.10%     12.41%      13.69%

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURN

GROWTH & INCOME FUND
The 1998 total return for the WPG Growth & Income Fund of 27.51% exceeded that of the Lipper Growth & Income Fund average by over 10%. Consumer cyclical, health care and technology sectors contributed heavily to positive performance during the year. Carnival Corp., Gap Inc. and Home Depot provided the greatest returns among the consumer cyclical issues in the Fund's portfolio. Bristol-Myers Squibb, Pfizer, Schering-Plough and Warner-Lambert outperformed within the health care group, while BMC Software, Compaq Computer, Computer Associates and Xerox led our technology holdings. During the latter half of 1998 McDonald's and Philip Morris were key performers when the investment environment became more volatile. Subdued economic growth and restrained inflation should characterize the 1999 backdrop. This expected economic environment should be beneficial for the stocks held by the Fund.


[GRAPH OMITTED]

WPG GROWTH & INCOME FUND COMPARISON WITH S & P 500 INDEX
                                         LIPPER CAPITAL APPRECIATION INDEX

DATE           GROWTH & INCOME          S&P 500        LIPPER
----           ---------------          -------        ------

1988           10,000                   10,000         10,000
1989           12,764                   13,143         12,390
1990           11,442                   12,724         11,860
1991           16,101                   16,611         15,339
1992           18,323                   17,887         16,758
1993           20,071                   19,675         18,803
1994           18,975                   19,937         18,664
1995           25,185                   27,413         24,511
1996           31,335                   33,787         29,675
1997           42,701                   45,065         37,685
1998           54,448                   58,025         43,567





                          AVERAGE ANNUAL TOTAL RETURN
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)

                                             1 YEAR        5 YEARS      10 YEARS
                                             ------        -------      --------
GROWTH AND INCOME ....................        27.51%        22.09%        18.47%

S&P 500 Stock Index ..................        28.76%        24.15%        19.22%
Lipper Growth & Income
 Funds Average .......................        15.61%        18.53%        15.76%


QUANTITATIVE EQUITY FUND
Two overriding trends of the 1998 market presented a significant challenge to the WPG Quantitative Equity Fund model. Specifically, the largest cap stocks in the S&P 500 dominated the index's return, with the top 50 stocks in terms of capitalization delivering the most significant portion of the total return. Further, growth stocks significantly outperformed value stocks throughout the entire year. In fact, traditional measures of favorable stock valuation such as low price earnings ratios have actually been correlated with negative relative returns during the year. This combination of the very narrow market and the disregard for valuation or the growth at any price perspective that existed during 1998 has made it very difficult for the Quantitative Equity Fund model to outperform the market. However, sound risk control and strategic portfolio turnover has allowed the Quantitative Equity Fund to deliver a 26.71% return and to be more favorably positioned for 1999.
[GRAPH OMITTED]

WPG QUANTITATIVE EQUITY COMPARISON WITH S&P 500

DATE           QUANTITATIVE EQUITY      S & P
----           -------------------      -----

1/1993              10,000              10,000
1993                11,390              11,008
1994                11,429              11,153
1995                15,242              15,345
1996                18,064              18,868
1997                22,665              25,162
1998                28,719              32,399






                          AVERAGE ANNUAL TOTAL RETURN
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)

                                                                         FROM
                                           1 YEAR        5 YEARS        1/1/93 +
                                           ------        -------        --------
QUANTITATIVE EQUITY ...............        26.71%         20.31%         19.22%

S&P 500 Stock Index ...............        28.76%         24.15%         21.67%


WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURN

INTERNATIONAL FUND
1998 was a turbulent year for the world's equity markets. Investor euphoria pushed most markets sharply higher initially - the exceptions were Japan and Asia - only for share prices to fall dramatically over the summer and then stage a remarkable recovery in the fourth quarter. Asset allocation has focused on western markets rather than eastern markets, a policy that benefited performance in the first half of the year but was a drag on performance in the second half. Despite economic conditions clearly favoring Europe throughout the year, returns from Japan were boosted in the fourth quarter by an unexpected and large rebound in the yen, while Asian markets began to see evidence that international investors were returning to the region. Stock selection was positive in continental Europe but disappointing in the UK and the Far East.

[GRAPH OMITTED]

WPG INTERNATIONAL FUND COMPARISON WITH EAFE


DATE      WPG INTERN'TL       EAFE
----      -------------       ----

6/1989    10,000              10,000
1989      11,054              11,567
1990       9,415               8,883
1991       9,510               9,994
1992       8,984               8,810
1993      12,329              11,711
1994      11,550              12,655
1995      12,812              14,117
1996      13,406              15,015
1997      13,793              15,324
1998      16,039              18,440






                          AVERAGE ANNUAL TOTAL RETURN
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)

                                                                          FROM
                                             1 YEAR        5 YEARS      6/1/89 +
                                             ------        -------      --------
INTERNATIONAL (a) ...................        16.28%         5.41%         5.06%

EAFE Index ..........................        20.33%         9.50%         6.59%


+   Inception of Fund
(a) The Adviser waived its fee from inception of the Fund through 2/28/90 and has waived a portion of its fee from the date through October 19, 1994. Had the Adviser not done so, the total return for the five years ended 12/31/98 and from inception through 12/31/98 would have been lower.


INTERMEDIATE MUNICIPAL BOND FUND
Intermediate municipal yields declined somewhat during 1998. As was the case in the taxable fixed income market, the best performance of the year was found in high-quality, liquid securities.

The Fund benefited from this market environment by emphasizing high-quality, general obligation bonds. For the year, the total return of the Fund exceeded the Lipper average by 38 basis points. The fund trailed the unmanaged index return by 31 basis points.

[GRAPH OMITTED]

WPG INTERMEDIATE MUNI BOND COMPARISON WITH LEHMAN 3-10 YR. MUNI BOND INDEX
                                           LIPPER INTERMEDIATE MUNI FUND

DATE      INTERMDT. MUNI BOND      LEHMAN        LIPPER
----      -------------------      ------        ------

1993           10,000              10,000        10,000
1993           10,348              10,414        10,344
1994           10,111              10,138         9,970
1995           11,329              11,536        11,284
1996           11,805              12,041        11,700
1997           12,732              12,937        12,538
1998           13,460              13,717        13,207





                          AVERAGE ANNUAL TOTAL RETURN
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)

                                                                          FROM
                                                  1 YEAR      5 YEARS   7/1/93 +
                                                  ------      -------   --------
INTERMEDIATE MUNI BOND (b) .................       5.72%       5.40%       5.55%

Lehman Brothers 3-10 Year
  Municipal Bond Index .....................       6.03%       5.66%       5.92%
Lipper Intermediate Muni Funds .............       5.34%       5.18%       5.19%


+        Inception of Fund
(b) The Adviser waived its fee from inception of the Fund through October 19, 1994 and has waived a portion of its fee from March 1, 1997 though December 31, 1998 and has also reimbursed certain other expenses from inception date through February 28, 1997. Had the Adviser not done so, the total return of the Fund for the one year ended 12/31/98, five years ended 12/31/98, and from inception through 12/31/98 would have been lower.


WEISS, PECK & GREER MUTUAL FUNDS
Average Annual Total Return

WPG CORE BOND Fund
For the year ended December 31, 1998, WPG's Core Bond Fund total return exceeded that of the Lehman Aggregate Index by 57 basis points. This is the first year that the Fund has operated with the broader investment strategy described in last year's letter. Under the new strategy pursued throughout 1998, the Fund now can purchase Treasury, Agency, corporate, Agency mortgage-backed, and asset-backed securities. Under the former strategy, the Fund (formerly called the WPG Government Securities Fund) purchased only Government, Agency, and Agency mortgage-backed securities. The Fund is also being managed with a slightly longer duration (41/4 to 43/4 years versus 3 to 31/2 years). These changes coincide with the structure of the new benchmark.

1998 was characterized by extreme volatility in the fixed income markets, as events overseas triggered a "flight to quality," primarily during the third quarter. By the end of the quarter, corporate bonds, mortgage-backed securities and asset-backed securities became very attractive relative to Treasuries, and the allocation to these sectors was increased significantly. During the fourth quarter, these sectors outperformed, and by the end of the year, the Fund's allocations to these sectors were reduced to a modest overweight. The allocation to these sectors during the year was a major contributor to the Fund's strong performance for the year. In addition, yield curve positioning was also a significant contributor to performance, being slightly "barbelled" during much of the second and third quarter, and then moving to a neutral position during much of the fourth quarter.

[GRAPH OMITTED]

WPG GOVERNMENT SECURITIES FUND COMPARISON WITH LEHMAN AGGREGATE INDEX
                                               MORNINGSTAR INTERMEDIATE TERM
                                                  BOND INDEX
                                               LEHMAN INTMD GOV'T/MBS
                                               MORNINGSTAR GENERAL GOV'T BOND
                                                  INDEX


DATE      GOV'T SEC.     LEHMAN A       MORN. INTER.   LEHMAN I       MORN. G
----      ----------     --------       ------------   --------       -------
12/1998   10,000         10,000         10,000         10,000         10,000
1989      11,389         11,453         11,134         11,374         11,173
1990      12,407         12,479         11,868         12,518         12,124
1991      14,139         14,476         13,839         14,368         13,818
1992      15,255         15,547         14,840         15,367         14,663
1993      16,622         17,063         16,381         16,535         15,822
1994      15,176         16,565         15,762         16,257         15,266
1995      17,186         19,624         18,505         18,761         17,558
1996      17,848         20,337         19,093         19,627         18,007
1997      19,163         22,299         20,764         21,213         19,423
1998      20,938         24,237         22,294         22,857         20,848




                          AVERAGE ANNUAL TOTAL RETURN
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)

                                                   1 YEAR     5 YEARS   10 YEARS
                                                   ------     -------   --------
CORE BOND (c) .................................     9.26%      4.72%      7.67%

Lehman Aggregate Index ........................     8.69%      7.27%      9.26%
Lehman Intermed. Gov/MBS ......................     7.75%      6.68%      8.62%
Morningstar Intermediate-
  Term Bond ...................................     7.37%      6.36%      8.35%
Morningstar Gen'l Gov. Bond Index .............     7.34%      5.68%      7.62%


(c) The Adviser waived a portion of its fee since January 1, 1998. Had the Adviser not done so, the total return for the one year ended 12/31/98, five years ended 12/31/98 and ten years ended 12/31/98 would have been lower.

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURN

Performance represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Fund's results and the indices (except as noted below) assume the reinvestment of all capital gain distributions and income dividends. Each Fund's past performance is not indicative of future performance and should be considered in light of each Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The S&P 500 Stock Index is a broad based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Russell 2500 Growth Index is a measurement of changes in stock market conditions based on the average performance of small U.S. growth oriented securities with a median market weighted capitalization of approximately $1.5 billion. Lipper Analytical Services ("Lipper") and Morningstar compare mutual funds according to overall performance, investment objectives, investment policies, assets, expense levels, periods of existence and other factors. The Lehman Brothers Aggregate Index is a market weighted blend of all investment grade corporate issues, all mortgage securities and all government issues. The Lehman Brothers Intermediate Government/Mortgage Backed Securities Index is a market weighted blend of all intermediate government issues (3-10 year maturities) and all mortgage securities. The Lehman Brothers 3-10 year Muni Bond Index is a broad based index which contains all securities in the Lehman Municipal Bond Index with maturities from 3-10 years. The Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") is an index of more than 800 companies in Europe, Australia and the Far East. Indices are unmanaged group of securities.

WEISS, PECK & GREER MUTUAL FUNDS

TEN LARGEST HOLDINGS AT DECEMBER 31, 1998 *

                                                                         PERCENT
                                                            VALUE         OF NET
TUDOR FUND                                                 (000'S)        ASSETS
----------                                                 -------        ------
Aurora Foods Inc. ...............................         $ 3,990          4.6%
Skytel Communications ...........................           3,496          4.0%
Western Wireless Corp. Cl A .....................           3,300          3.8%
ADVO Inc. .......................................           2,938          3.4%
Hollinger International Corp. Cl A ..............           2,926          3.4%
American Italian Pasta Co Cl A ..................           2,598          3.0%
Orion Capital Corp. .............................           2,506          2.9%
CalMat Co. ......................................           2,482          2.8%
Del Webb Corp. ..................................           2,414          2.8%
Washington Federal Inc. .........................           2,376          2.7%
                                                          -------         -----
                                                          $29,026         33.4%
                                                          =======         =====



                                                                         PERCENT
                                                            VALUE         OF NET
GROWTH AND INCOME FUND                                     (000'S)        ASSETS
----------------------                                    -------        ------
McDonald's Corp. ................................         $ 6,896          4.3%
Bank of New York Inc. ...........................           6,842          4.3%
Bristol-Myers Squibb Co. ........................           6,691          4.2%
Philip Morris Companies Inc. ....................           6,687          4.2%
Carnival Corp. ..................................           6,480          4.0%
Pfizer Inc. .....................................           5,645          3.5%
Schering-Plough Corp. ...........................           5,525          3.4%
Federal National Mortgage
    Association .................................           5,550          3.4%
Compaq Computer Corp. ...........................           5,452          3.4%
Baxter International ............................           5,145          3.2%
                                                          -------         -----
                                                          $60,913         37.9%
                                                          =======         =====



                                                                         PERCENT
                                                           VALUE         OF NET
QUANTITATIVE EQUITY FUND                                  (000'S)        ASSETS
------------------------                                  -------        ------
General Electric Co. ............................         $ 3,378          4.6%
Microsoft Corp. .................................           2,926          4.0%
Exxon Corp. .....................................           2,771          3.8%
BellSouth Corp. .................................           2,594          3.5%
Intel Corp ......................................           2,116          2.9%
Schering-Plough Corp. ...........................           1,953          2.6%
Wal Mart Stores Inc. ............................           1,792          2.4%
Bristol-Myers Squibb Co. ........................           1,786          2.4%
Sun Microsystems Inc. ...........................           1,558          2.1%
International Business
     Machines Corp. .............................           1,404          1.9%
                                                          -------         -----
                                                          $22,278         30.2%
                                                          =======         =====


                                                                         PERCENT
                                                           VALUE         OF NET
INTERNATIONAL FUND                                        (000'S)        ASSETS
------------------                                        -------        ------
AXA UAP .........................................         $   227          3.6%
Novartis AG .....................................             199          3.1%
Telecom Italia SPA ..............................             147          2.3%
Vivendi .........................................             144          2.3%
Elf Aquitaine ...................................             142          2.2%
Nippon Telegraph & Telephone
     Corp .......................................             139          2.2%
Preussag AG .....................................             116          1.8%
DaimlerChrysler AG ..............................             115          1.8%
Fortis AG .......................................             112          1.8%
Commerzbank AG ..................................             111          1.7%
                                                          -------         -----
                                                          $ 1,452         22.8%
                                                          =======         =====



WEISS, PECK & GREER MUTUAL FUNDS



                                                                                             PERCENT
                                                                                   VALUE     OF NET
CORE BOND FUND                                                                    (000'S)    ASSETS
--------------                                                                    -------    ------
Federal National Mortgage Association 7.000% Due 1/1/29 ........................  $14,698      10.5%
Federal National Mortgage Association 6.500% Due 12/1/12 .......................   12,388       8.9%
United States Treasury Note 6.125% Due 12/31/01 ................................   12,029       8.6%
United States Treasury Note 6.125% Due 8/15/07 .................................    8,082       5.8%
Federal National Mortgage Association 6.500% Due 1/1/29 ........................    6,595       4.7%
United States Treasury Note 5.875% Due 7/31/99 .................................    6,332       4.6%
Federal National Mortgage Association Discount Note Due 1/14/99 ................    5,485       3.9%
United States Treasury Bond 5.500% Due 8/15/28 .................................    5,166       3.7%
Federal Home Loan Mortgage Corp. 7.500% Due 6/1/12 - 9/1/12 ....................    5,141       3.7%
United States Treasury Bond 6.125% Due 11/15/27 ................................    4,382       3.2%
                                                                                  -------      -----
                                                                                  $80,298      57.6%
                                                                                  =======      =====


INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------
Seattle Washington General Obligation 5.500% Due 3/1/09 ........................  $ 1,109       4.4%
Ephrata Area School District General Obligation 4.750% Due 10/15/12 ............    1,090       4.3%
San Francisco California City & County Refunding Series 1 (FGIC Insured)
         5.000% Due 6/15/10 ....................................................    1,055       4.2%
Port of Houston Texas General Obligation Bond 5.100% Due 10/1/11 ...............    1,049       4.1%
San Marino Unified School District Series B 4.700% Due 7/1/11 ..................    1,033       4.1%
De Kalb County Georgia Housing Authority Multi-Family Housing Revenue
         4.700% Due 12/1/28 ....................................................    1,005       4.0%
Lancaster County Pennsylvania General Obligation Bond Series B (AMBAC Insured)
         4.100% Due 11/1/03 ....................................................      716       2.8%
Oklahoma County Oklahoma Home Finance Authority Single Family
         Refunding Prerefunded Zero Coupon Due 7/1/12 ..........................      687       2.7%
Mercedes Texas Independent School District 4.900% Due 8/15/10 ..................      599       2.4%
Cypress-Fairbanks Texas General Obligation Independent School District
         7.300% Due 2/15/07.....................................................      598       2.3%
                                                                                  -------      -----
                                                                                  $ 8,941      35.3%
                                                                                  =======      =====


* The composition of the largest securities in each portfolio is subject to change.


WEISS, PECK & GREER MUTUALL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                                     TUDOR

              COMMON STOCKS (99.6%)
              CAPITAL GOODS
              COMMUNICATION (2.1%)
100,000   o+  Powerwave Technologies Inc.                                $ 1,863
                                                                         -------

              COMPUTER SOFTWARE &
              SERVICES (7.8%)
124,000   +   Maxtor Corp.                                                 1,736
 73,500   +   Rational Software Corp.                                      1,948
 55,500   +   Remedy Corp.                                                   774
118,458   +   Structural Dynamics Research                                 2,354
                                                                         -------
                                                                           6,812
                                                                         -------

              OTHER CAPITAL GOODS (8.3%)
110,800   +   BE Aerospace Inc.                                            2,327
 89,400   +   Gardner Denver Machinery                                     1,319
 69,451   +   Stoneridge Inc. ADR.                                         1,580
110,797   +   Unova Inc.                                                   2,008
                                                                         -------
                                                                           7,234
                                                                         -------

              SEMICONDUCTORS (6.1%)
104,300   +   ADE Corp. .                                                  1,356
 64,000   +   Hadco Corp.                                                  2,240
164,600   +   KOMAG Inc.                                                   1,708
                                                                         -------
                                                                           5,304
                                                                         -------
                                                                          21,213
                                                                         -------

              CONSUMER
              Biotechnology (0.7%)
 56,794   +   Myriad Genetics Inc.                                           568
                                                                         -------

              FOOD (7.6%)
 98,500   +   American Italian Pasta Co. - Cl A                            2,598
201,400   +   Aurora Foods Inc.                                            3,990
                                                                         -------
                                                                           6,588
                                                                         -------

              MEDIA (3.4%)
209,955       Hollinger International Corp. Cl A                           2,926
                                                                         -------

              MEDIA - COMMUNICATION (9.7%)
344,200   +   Paging Network Inc.                                          1,613
158,000   +   Skytel Communications                                        3,496
150,000   +   Western Wireless Corp. Cl A                                  3,300
                                                                         -------
                                                                           8,409
                                                                         -------

              MEDICAL EQUIPMENT (2.5%)
 64,740   +   Acuson Corp.                                                   963
 50,000       Invacare Corp.                                               1,200
                                                                         -------
                                                                           2,163
                                                                         -------

              NONDURABLE GOODS (2.3%)
 75,000       Pillowtex Corp.                                              2,006
                                                                         -------


NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                                TUDOR (CONTINUED)


              RETAIL (3.5%)
 93,600   +   Burlington Coat Factory                                     $1,527
 45,000   +   Micro Warehouse Inc.                                         1,521
                                                                         -------
                                                                           3,048
                                                                         -------
                                                                          25,708
                                                                         -------

              ENERGY
              Oil & Gas Exploration (3.2%)
 93,700       Cross Timbers Oil Co.                                          709
463,500   +   Gulf Canada Resources Ltd.                                   1,361
 58,500   +   Nuevo Energy Co.                                               673
                                                                         -------
                                                                           2,743
                                                                         -------

              INTERMEDIATE GOODS & SERVICES
              BASIC INDUSTRIES (10.7%)
 67,440   +   Airgas Inc.                                                    603
 80,397       CalMat Co.                                                   2,482
 157,100  +   Hexcel Corp.                                                 1,316
 70,000       Lyondell Petrochemical Co.                                   1,260
 60,800       OM Group Inc.                                                2,219
 79,000   +   UCAR International Inc.                                      1,407
                                                                         -------
                                                                           9,287
                                                                         -------

              BUSINESS SERVICES (7.6%)
111,387   +   ADVO Inc.                                                    2,938
 77,394   o+  Emcor Group Inc.                                             1,248
 53,800   +   Primark Corp.                                                1,459
 85,000   +   Technology Solutions                                           911
                                                                         -------
                                                                           6,556
                                                                         -------

              TRANSPORTATION (3.2%)
 64,400   +   America West Holdings Corp. Cl B                             1,095
 52,349       Skywest Inc.                                                 1,711
                                                                         -------
                                                                           2,806
                                                                         -------
                                                                          18,649
                                                                         -------

              INTEREST SENSITIVE
              BANKS (7.3%)
167,700   +   BankUnited Financial Corp. Cl A                              1,342
89,050        Coastal Bancorp Inc.                                         1,558
36,033        Seacoast Banking                                             1,022
89,014        Washington Federal Inc.                                      2,376
                                                                         -------
                                                                           6,298
                                                                         -------

              HOMEBUILDING (2.8%)
 87,600       Del Webb Corp.                                               2,414
                                                                         -------

              Insurance (6.8%)
 74,500   +   Amerin Corp.                                                 1,760
129,650   o   Frontier Insurance Group Inc.                                1,669
 62,935       Orion Capital Corp.                                          2,506
                                                                         -------
                                                                           5,935
                                                                         -------




                       See notes to financial statements
                                                                         Page 11

WEISS, PECK & GREER MUTUALL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                                     TUDOR

              OTHER (4.0%)
76,000    +   Affiliated Managers Group                                  $2,271
51,322        Waddell & Reed Financial                                    1,216
                                                                        --------
                                                                          3,487
                                                                        --------
                                                                         18,134
                                                                        --------

              TOTAL COMMON STOCKS
               (Cost $79,109)                                            86,447
                                                                        --------

Principal
Amount
(000's)
---------
              EURODOLLAR DEPOSIT (1.7%)
               (Cost $1,462)
 $1,462       SBC Warburg, Inc.
               4.250% Due 1/4/99                                          1,462
                                                                        --------

              TOTAL INVESTMENTS (101.3%)
               (Cost $80,571)                                            87,909

              LIABILITIES IN EXCESS OF
               OTHER ASSETS (-1.3%)                                      (1,092)
                                                                        --------

              TOTAL NET ASSETS (100.0%)                                  $86,817
                                                                        ========

          +   Non-income producing security.
          o   Security out on loan.


NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                                 GROWTH & INCOME

              COMMON STOCKS (97.1%)
              CAPITAL GOODS
              BROADCASTING / ADVERTISING (0.4%)
 25,000   +   Infinity Broadcasting                                         $684
                                                                        --------

              COMPUTER SOFTWARE & SERVICES (11.5%)
 65,000   +   BMC Software Inc.                                            2,897
100,000       Cadence Design Systems Inc.                                  2,975
 45,000   +   Cisco Systems Inc.                                           4,177
 75,000   +   Computer Sciences Corp.                                      4,833
100,000   +   Storage Technology Corp.                                     3,556
                                                                        --------
                                                                          18,438
                                                                        --------

              FOOD (2.6%)
 50,000       Unilever N.V. ADR                                            4,147
                                                                        --------



NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                           GROWTH & INCOME (CONTINUED)

              OTHER CAPITAL GOODS (7.0%)
 60,000       Emerson Electric Co.                                        $3,630
 34,500       General Electric Co.                                         3,521
 35,000       Xerox Corp.                                                  4,130
                                                                        --------
                                                                          11,281
                                                                        --------

              TECHNOLOGY (7.5%)
130,000       Compaq Computer Corp.                                        5,452
 75,000       Computer Associates
               International                                               3,197
 50,500       Hewlett-Packard Co.                                          3,450
                                                                        --------
                                                                          12,099
                                                                        --------
                                                                          46,649
                                                                        --------

              CONSUMER
              HEALTH CARE (20.6%)
 80,000       Baxter International                                         5,145
 50,000       Bristol-Myers Squibb Co.                                     6,691
100,000   +   HEALTHSOUTH Corp.                                            1,544
 25,000       Merck & Co.                                                  3,692
 45,000       Pfizer Inc.                                                  5,645
100,000       Schering - Plough Corp.                                      5,525
 65,000       Warner Lambert Co.                                           4,887
                                                                        --------
                                                                          33,129
                                                                        --------

              RESTAURANTS (4.3%)
 90,000       McDonald's Corp.                                             6,896

              OTHER CONSUMER (17.8%)
 80,000   +   Autozone Inc.                                                2,635
135,000       Carnival Corp.                                               6,480
 93,800       Harcourt General                                             4,995
 60,000       Home Depot                                                   3,671
100,000       PepsiCo Inc.                                                 4,094
125,000       Philip Morris Companies Inc.                                 6,687
                                                                        --------
                                                                          28,562
                                                                        --------
                                                                          68,587
                                                                        --------

              OTHER CONSUMER
              CONSUMER NON-DURABLES (1.6%)
 30,000       Johnson & Johnson                                            2,516
                                                                        --------

              INTERMEDIATE GOODS & SERVICES
              NATURAL RESOURCES
              Energy & Related (3.2%)
100,000       Halliburton                                                  2,962
 50,000       Schlumberger Ltd.                                            2,306
                                                                        --------
                                                                           5,268
                                                                        --------

                       See notes to financial statements
Page 12


WEISS, PECK & GREER MUTUALL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                           GROWTH & INCOME (CONTINUED)

              REAL ESTATE INVESTMENT TRUSTS
              COMMERCIAL & INDUSTRIAL (2.7%)
 36,200       Bedford Property Investors,200                             $   611
 80,000       Crescent Real Estate
               Equities Inc.                                               1,840
 80,000       Duke Realty Investments Inc.00                               1,860
                                                                         -------
                                                                           4,311
                                                                         -------

              HEALTH CARE (0.3%)
 25,400       LTC Properties Inc. 25,400                                     422
                                                                         -------
                                                                           4,733
                                                                         -------

              INTEREST SENSITIVE
              BANKS (4.3%)
170,000       Bank of New York Inc. 170,000                                6,842
                                                                         -------

              INSURANCE (4.6%)
 51,500   +   AMBAC Inc.                                                   3,100
 45,000       American International Group Inc.                            4,348
                                                                         -------
                                                                           7,448
                                                                         -------

              OTHER (8.7%)
 35,000       American Express Co.                                         3,579
 75,000       Federal Home Loan Mortgage Corp.                             4,833
 75,000       Federal National Mortgage Association                        5,550
                                                                         -------
                                                                          13,962
                                                                         -------
                                                                          28,252
                                                                         -------

              TOTAL COMMON STOCKS
               (Cost $98,760)                                            156,005
                                                                         -------

PRINCIPAL
 AMOUNT
(000's)
---------
              EURODOLLAR DEPOSIT (2.8%)
               (Cost $4,469)
 $4,469       SBC Warburg Inc. 4.250% Due 1/4/99                           4,469
                                                                         -------

              TOTAL INVESTMENTS (99.9%)
               (Cost $103,229)                                           160,474

              OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)                   224
                                                                        --------

              TOTAL NET ASSETS (100.0%)                                 $160,698
                                                                        ========

          +   Non-income producing security.

NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                               QUANTITATIVE EQUITY

              COMMON STOCKS (99.7%)
              BASIC MATERIALS (2.8%)
  4,950       Aluminum Company of America                                   $369
 17,350       Kimberly Clark Corp.                                           946
 11,000       Praxair Inc.                                                   388
 17,600       Solutia Inc.                                                   394
                                                                        --------
                                                                           2,097
                                                                        --------

              COMMERCIAL SERVICES (0.5%)
 13,150   +   Viad Corp.                                                     399
                                                                        --------

              CONSUMER CYCLICALS (7.4%)
 18,200       Ford Motor Co.                                               1,068
 11,250       Gap Inc.                                                       633
 49,750   +   K Mart Stores                                                  762
 11,800       Lowe's Companies Inc.                                          604
 21,200       TJX Companies Inc.                                             615
 22,000       Wal Mart Stores inc.                                         1,792
                                                                        --------
                                                                           5,474
                                                                        --------

              CONSUMER NON-CYCLICALS (10.1%)
 14,200       Anheuser- Busch Companies Inc.                                 932
 13,150       Conagra Inc.                                                   414
 18,400       Dial Corp.                                                     530
 10,600       General Mills Inc.                                             824
 16,200       Heinz H J Co.                                                  917
 18,600       Philip Morris Companies Inc.                                   995
 14,800       Premark International.                                         512
  5,950       Proctor & Gamble Co.                                           543
 13,500   +   Safeway Inc.                                                   823
 12,600       Sara Lee Corp.                                                 355
 22,900       Universal Foods Corp.                                          628
                                                                        --------
                                                                           7,473
                                                                        --------

              CONSUMER SERVICES (4.8%)
 34,800       Darden Restaurants Inc.                                        626
  7,100       Eastman Kodak Co.                                              511
 14,700   +   King World Productions Inc.                                    433
 15,500       Marriott International Inc. -  Cl A                            450
 13,800   +   MediaOne Group Inc.                                            649
 25,200       New York Times Co. - Cl A                                      874
                                                                        --------
                                                                           3,543
                                                                        --------

              ENERGY (4.8%)
 17,200       Coastal Corp.                                                  601
 37,900       Exxon Corp.                                                  2,771
  5,700       Halliburton                                                    169
                                                                        --------
                                                                           3,541
                                                                        --------


                       See notes to financial statements

WEISS, PECK & GREER MUTUALL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                         QUANTITATIVE EQUITY (CONTINUED)
              FINANCE (15.9%)
 20,800       Allstate Corp.                                                $803
  6,800       AMBAC Inc.                                                     409
  8,500       American General Corp.                                         663
 13,200       AmSouth Bancorp                                                602
 19,050       Bank of New York Inc.                                          767
 17,000       Chase Manhattan Corp.                                        1,157
 12,000       Comerica Inc.                                                  818
 14,100       Federal National Mortgage Association                        1,043
 14,000       First Union Corp.                                              851
 22,600       Fleet Financial Group                                        1,010
  9,000       Morgan Stanley Dean Witter Discover                            639
  7,500   +   National City Corp.                                            540
 15,400       Old Republic International                                     347
  5,650       PMI Group.                                                     279
 14,700       PNC Bank                                                       796
 13,425       Providian Financial Corp.                                    1,007
                                                                        --------
                                                                          11,731
                                                                        --------

              HEALTH CARE (13.2%)
 15,950       Abbott Laboratories                                            782
  8,900   +   Amgen Inc.                                                     931
 13,350       Bristol-Myers Squibb Co.                                     1,786
  9,300       du Pont E I de Nemours & Co.                                   524
  5,600       Guidant Corp.                                                  617
  8,800       Lilly (Eli) & Co.                                              782
  3,400       Merck & Co.                                                    502
 35,350       Schering-Plough Corp.                                        1,953
 17,750       Warner Lambert Co.                                           1,335
  5,800   +   Wellpoint Health Networks                                      505
                                                                        --------
                                                                           9,717
                                                                        --------

              INDUSTRIAL (6.4%)
 33,100       General Electric Co.                                         3,378
  8,900       Ingersoll Rand Co.                                             418
 11,900       Tyco International Ltd                                         898
                                                                        --------
                                                                           4,694
                                                                        --------

              INDUSTRIAL SERVICES (0.7%)
  8,300       Omnicom Group Inc.                                             481
                                                                        --------

              TECHNOLOGY (20.4%)
  7,000   +   Compuware Corp.                                                547
 17,200   +   Dell Computer Corp.                                          1,259
 15,700   +   EMC Corp.                                                    1,335
  7,700       Honeywell Inc.                                                 580
 17,850       Intel Corp.                                                  2,116
  7,600       International Business Machines Corp.                        1,404
  5,800   +   Litton Industries Inc.                                         379

NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                         QUANTITATIVE EQUITY (CONTINUED)

 12,500       Lucent Technologies                                         $1,375
 21,100   +   Microsoft Corp.                                              2,926
 18,200   +   Sun Microsystems Inc.                                        1,558
  7,900       United Technologies Corp.                                      859
 12,050   +   US West Inc.                                                   779
                                                                        --------
                                                                          15,117
                                                                        --------

              TELECOMMUNICATIONS (7.6%)
  6,200   +   Airtouch Communications, Inc.                                  447
 20,800       Ameritech Corp.                                              1,318
 16,700       A T & T Corp.                                                1,257
 52,000       BellSouth Corp.                                              2,594
                                                                        --------
                                                                           5,616
                                                                        --------

              TRANSPORTATION (0.9%)
  5,250   +   AMR Corp.                                                      312
 11,200       Burlington Northern Santa Fe                                   378
                                                                        --------
                                                                             690
                                                                        --------

              UTILITIES (4.2%)
 15,500       Apache Corp.                                                   392
 31,100       Baltimore Gas & Electric Co.                                   956
 14,000       FPL Group Inc.                                                 863
 20,600   +   Phillips Petroleum Co.                                         878
                                                                        --------
                                                                           3,089
                                                                        --------

              TOTAL INVESTMENTS (99.7%)
               (Cost $53,211)                                             73,662

              OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)                   222
                                                                        --------
              TOTAL NET ASSETS (100.0%)                                  $73,884
                                                                        ========

          +   Non-income producing security.


NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                                  INTERNATIONAL

              COMMON STOCKS (94.7%)
              AUSTRALIA (2.7%)
  1,800       Brambles Industries, Ltd                                       $44
  4,000       Broken Hill Proprietary Co.                                     29
  6,600       National Australia Bank, Ltd.                                   99
                                                                        --------
                                                                             172
                                                                        --------

              AUSTRIA (0.8%)
    515       OMV AG                                                          49
                                                                        --------


                        See notes to financial statements

WEISS, PECK & GREER MUTUALL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                            INTERNATIONAL (CONTINUED)
              BELGIUM (1.8%)
    310   +   Fortis AG                                                     $112
    210   +   Fortis AG-CVG                                                    1
                                                                        --------
                                                                             113
                                                                        --------

              FINLAND (0.9%)
    490       Nokia                                                           60
                                                                        --------

              FRANCE (13.7%)
    380   +   Alcatel Alsthom                                                 46
  1,569   +   AXA-UAP                                                        227
     72   +   Carrefour SA                                                    54
    452   +   Christian Dior                                                  50
  1,230       Elf Aquitaine                                                  142
  1,145   +   Lafarge                                                        109
    621   +   Societe Generale                                               101
    554   +   Vivendi                                                        144
                                                                        --------
                                                                             873
                                                                        --------

              GERMANY (11.9%)
  3,500   +   Commerzbank AG                                                 111
  1,164   +   DaimlerChrysler AG                                             115
    545   +   Deutshe Bank AG                                                 32
  1,450   +   Hoechst AG                                                      60
    355   +   Mannesmann AG                                                   41
    960   +   Metro AG                                                        77
    256       Preussag AG                                                    116
  1,000   +   RWE AG                                                          55
    850   +   Siemems AG                                                      55
    265   +   Thyssen AG                                                      49
     80       Viag AG                                                         47
                                                                        --------
                                                                             758
                                                                        --------

              HONG KONG (2.8%)
 26,000   +   China Telecom                                                   45
 96,000       Cosco Pacific LTD                                               40
 13,000       Hutchison Whampoa                                               92
                                                                        --------
                                                                             177
                                                                        --------

              ITALY (2.3%)
 17,235   +   Telecom Italia SPA                                             147
                                                                        --------

              JAPAN (19.6%)
  4,000   +   Bank of Tokyo-Mitsubishi                                        41
  4,000       Canon Inc.                                                      85
    440       Canon Sales Co.                                                  6
     88       Circle K Japan Co.                                               4
  2,000       Fuji Photo Film Ltd.                                            74
  6,000       Fujitsu Ltd.                                                    80
  5,000   +   Hitachi Ltd.                                                    31
  3,000   +   Jusco Ltd.                                                      61
  4,200   +   Kansai Electric Power Co. Inc.                                  92
  1,000       Meitec                                                          25

NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                            INTERNATIONAL (CONTINUED)

  5,000   +   Minebea Co. LTD                                                $57
  1,000       Nabuchi Motor Co. Ltd.                                          77
     18       Nippon Telegraph & Telephone Corp.                             139
    190   +   Nippon Television Network                                       56
  4,000       Nomura Securities Co.                                           35
 14,000       OJI Paper Co.                                                   73
  1,000       Secom Co. Ltd.                                                  83
    900       SMC Corp.                                                       72
  2,000       Takeda Chemical Industries                                      77
  3,000       Toyota Motor Corp.                                              81
                                                                        --------
                                                                           1,249
                                                                        --------

              NETHERLANDS (5.7%)
  2,001   +   ABN-AMRO Holding NV                                             42
    840   +   Akzo Nobel                                                      38
  3,910       Elsevier                                                        55
    975   +   ING Groep NV                                                    59
  1,332       Philips Electronics                                             89
  1,600   +   Royal Dutch Petroleum                                           80
                                                                        --------
                                                                             363
                                                                        --------

              SPAIN (3.8%)
  4,100   +   Corp. Bancaria De Espana                                       106
  3,340       Endesa SA                                                       88
  1,100   +   Telefonica SA                                                   49
                                                                        --------
                                                                             243
                                                                        --------

              SWEDEN (2.8%)
  2,426       Ericsson Tele B                                                 58
    899       Pharmacia & Upjohn                                              50
  2,820   +   Stora Kopparberg Cl A                                           31
  1,830   +   Volvo AB Cl B                                                   42
                                                                        --------
                                                                             181
                                                                        --------

              SWITZERLAND (5.0%)
     33       Nestle                                                          72
    101       Novartis AG                                                    199
    170   +   UBS AG Registered                                               52
                                                                        --------
                                                                             323
                                                                        --------

              UNITED KINGDOM (20.9%)
  3,500       Alliance & Leicester                                            51
  9,000       Bank of Scotland                                               107
  2,560       Barclays                                                        55
 11,942       BBA Group                                                       74
 30,000       Billington Inc.                                                 59
  8,000       British Energy                                                  91
  7,017       British Petroleum Co.                                          105
  6,156       Diageo                                                          70
  3,100       Glaxo Wellcome                                                 107
  4,352       Granada Group                                                   77
 11,000   +   Imperial Chemical Industries                                    95



                        See notes to financial statements

WEISS, PECK & GREER MUTUALL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                            INTERNATIONAL (CONTINUED)
  3,500       Pennon Group                                                   $68
  4,604       Prudential Corp.                                                69
  2,400   +   Sage Group                                                      63
  5,100       Smithkline Beecham                                              71
  3,500       Standard Chartered                                              40
  3,200       Whitbread                                                       41
  2,000       Zeneca Group                                                    87
                                                                        --------
                                                                           1,330
                                                                        --------

              TOTAL COMMON STOCKS
               (Cost $5,247)                                               6,038
                                                                        --------

 NUMBER
OF RIGHTS
---------
              RIGHTS (0.0%)
               (Cost $0)
              SPAIN (0.0%)
  1,100   +   Telefonica SA                                                    1
                                                                        --------

NUMBER OF
WARRANTS
----------
              WARRANTS (0.0%)
               (Cost $1)
              FRANCE (0.0%)
  1,134       Eaux (CIE Generale Des) Expires 5/2/01                           3
                                                                        --------
PRINCIPAL
 AMOUNT
(000'S)
---------
              CONVERTIBLE BONDS (1.0%)
               (Cost $51)
              JAPAN (1.0%)
    $62       Sumitomo Bank International Finance 0 .75% Due 5/31/01          61
                                                                        --------

              TOTAL INVESTMENTS (95.7%)
                (Cost $5,299)                                              6,103

              OTHER ASSETS IN EXCESS OF LIABILITIES (4.3%)                   272
                                                                        --------

              TOTAL NET ASSETS (100.0%)                                   $6,375
                                                                        ========



          +   Non-income producing security

                        See notes to financial statements

               INTERNATIONAL FUND
               INDUSTRY CONCENTRATIONS

  % OF NET                                                                VALUE
   ASSETS                                                                (000'S)
   ------                                                                -------


   14.1%        Banking ........................................          $  899
    9.3%        Health & Personal Care .........................             591
    7.5%        Telecommunications .............................             478
    6.4%        Business & Public Services .....................             410
    6.4%        Insurance ......................................             409
    5.9%        Utilities - Electric & Gas .....................             374
    5.1%        Energy Sources .................................             324
    4.5%        Multi-Industry .................................             284
    4.2%        Electrical & Electronics .......................             268
    3.7%        Automobiles ....................................             238
    3.0%        Chemicals ......................................             194
    3.0%        Merchandising ..................................             192
    2.6%        Data Processing &
                Reproduction ...................................             165
    2.1%        Broadcasting & Publishing ......................             136
    2.1%        Industrial Components ..........................             132
    1.9%        Recreation - Other Consumer ....................             124
    1.8%        Machinery & Engineering ........................             113
    1.7%        Building Materials & Components ................             109
    1.7%        Metals - Steel .................................             109
    1.6%        Forest Products & Paper ........................             104
    1.5%        Financial Services .............................              94
    1.4%        Appliances & Household
                Durables .......................................              89
    1.3%        Energy Equipment & Services ....................              80
    1.1%        Food & Household Products ......................              72
    1.1%        Beverages & Tobacco ............................              70
    0.6%        Leisure & Tourism ..............................              41
    0.1%        Retail .........................................               4
  ------                                                                  ------
   95.7%        Total Investments ..............................           6,103

                Other Assets in Excess of Liabilities ..........             272
  ------                                                                  ------
  100.0%        Total Net Assets ...............................          $6,375
 =======                                                                  ======



                        See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------

                                   CORE BOND

              LONG-TERM SECURITIES
              ASSET BACKED SECURITIES (2.4%)
               (Cost $3,300)
              CREDIT CARDS (2.4%)
 $3,255       Chase Manhattan Corp.
               Series 1998-3 Class A 6.000% Due 8/15/05                   $3,300
                                                                          ------

              CORPORATE DEBENTURES (27.1%)
              BANKS (3.9%)
    550       Chase Manhattan Corp. 9.750% Due 11/1/01                       610
  2,025       CitiGroup 7.750% Due 6/15/06                                 2,251
  1,500       CitiGroup 7.250% Due 9/1/08                                  1,653
    550       First Interstate Bancorp 9.900% Due 11/15/01                   615
    370       NationsBank Corp. 6.090% Due 12/14/01                          374
                                                                          ------
                                                                           5,503
                                                                          ------

              CONSUMER CYCLICALS (1.1%)
  1,500       Saks Inc. 7.250% Due 12/1/04                                 1,501
                                                                          ------

              Finance (11.2%)
  3,000       American General Finance Corp. 5.750% Due 11/01/03           3,008
     50       Aristar Inc. 6.000% Due 8/1/01                                  55
    200       Associates Corp. NA 6.500% Due 10/15/02                        207
    105       Bear Stearns Co. Inc. 6.500% Due 7/5/00                        106
    350       Beneficial Corp. 6.270% Due 1/9/02                             356
  1,735       Beneficial Corp. 6.250% Due 2/18/03                          1,765
    440       CIT Group Inc. 5.750% Due 11/01/03                             441
    620       Commercial Credit Corp. 8.250% Due 11/1/01                     665
     50       Commercial Credit Corp. 6.875% Due 5/1/02                       52
  1,445       Commercial Credit Corp. 6.500% Due 8/1/04                    1,504
  2,000       Conseco Inc. 7.875% Due 12/15/00                             2,016


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------

                              CORE BOND (CONTINUED)

$   200       Merrill Lynch & Co. 6.375% Due 10/1/01                        $204
  2,800       Merrill Lynch & Co. 6.875% Due 11/15/18                      2,903
  2,240       Newcourt Credit Group 7.125% Due 12/17/03 (B)                2,226
     50       Salomon Smith Barney Holdings 5.875% Due 2/1/01                 50
                                                                         -------
                                                                          15,558
                                                                         -------

              INDUSTRIAL (5.8%)
  1,480       Cendant Corp. 7.500% Due 12/01/00                            1,486
  1,905       Ford Motor Co. 6.625% Due 10/1/28                            2,055
  1,900       Occidental Petroleum Corp. 7.375% Due 11/15/08               1,939
  2,500       Service Corp. International 7.375% Due 4/15/04               2,633
                                                                         -------
                                                                           8,113
                                                                         -------

              REAL ESTATE INVESTMENT TRUST (4.4%)
  3,590       CarrAmerica Realty Corp. 6.250% Due 10/1/00                  3,581
    425       Colonial Realty LP 6.980% Due 9/26/05                          409
  2,255       Health Care Properties 6.875% Due 6/8/05 (D)                 2,132
                                                                         -------
                                                                           6,122
                                                                         -------

              TELEPHONE (0.7%)
    950       Sprint Capital Corp. 6.875% Due 11/15/28                       987
                                                                         -------

              TOTAL CORPORATE DEBENTURES
               (Cost $37,667)                                             37,784
                                                                         -------

              U.S GOVERNMENT OBLIGATIONS (29.0%)
              U.S. TREASURY BOND (6.8%)
  3,915       6.125% Due 11/15/27                                          4,382
  4,935   o   5.500% Due 8/15/28                                           5,166
                                                                         -------
                                                                           9,548
                                                                         -------

              U.S. TREASURY NOTES (19.9%)
  6,290       5.875% Due 7/31/99                                           6,332
    200       5.750% Due 9/30/99                                             202
    655       5.625% Due 11/30/99                                            661
 11,560       6.125% Due 12/31/01                                         12,029
    360       6.375% Due 8/15/02                                             380
  7,400       6.125% Due 8/15/07                                           8,082
                                                                         -------
                                                                          27,686
                                                                         -------


                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------

                              CORE BOND (CONTINUED)

              U.S. TREASURY STRIPS (2.3%)
$ 8,785       Zero Coupon Due 5/15/17                                     $3,192
                                                                         -------
              TOTAL U.S. GOVERNMENT OBLIGATIONS
               (Cost $40,439)                                             40,426
                                                                         -------

              MORTGAGE PASS THROUGH SECURITIES (34.8%)
              FEDERAL HOME LOAN MORTGAGE CORPORATION (FREDDIE MAC) (5.6%)
  2,585       7.000% Due 1/15/08 - 3/15/08.                                2,694
  5,000       7.500% Due 6/1/12 - 9/1/12                                   5,141
                                                                         -------
                                                                           7,835
                                                                         -------

              FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (27.6%)
    210       7.000% Due 5/25/07                                             217
  1,095       9.000% Due 11/1/10                                           1,153
 12,217       6.500% Due 12/1/12                                          12,388
  6,550       6.500% Due 1/1/29 (C)                                        6,595
 14,405       7.000% Due 1/1/29 (C)                                       14,698
  3,385       7.500% Due 2/1/29 (C)                                        3,476
                                                                         -------
                                                                          38,527
                                                                         -------

              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (1.6%)
  2,196       7.500% Due 9/15/07                                           2,277
                                                                         -------

              OTHER (0.0%)
      3       Household International Finance Co. Series 1993-2 Class A3
               4.650% Due 12/20/08                                             3
                                                                         -------
              TOTAL MORTGAGE PASS THROUGH SECURITIES
               (Cost $48,534)                                             48,642
                                                                         -------

              NON-MORTGAGE PASS THROUGH NOTES (6.4%)
              FEDERAL HOME LOAN MORTGAGE CORPORATION (FREDDIE MAC) (4.0%)
  2,615       5.750% Due 7/15/03.                                          2,682
  2,800       6.625% Due 3/12/08 (E)                                       2,842
                                                                         -------
                                                                           5,524
                                                                         -------

              Federal National Mortgage Association (FNMA) (2.4%)
    705       6.480% Due 12/24/07 (E)                                        727
  2,715       6.010% Due 9/24/08 (E)                                       2,703
                                                                         -------
                                                                           3,430
                                                                         -------
PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------

                              CORE BOND (CONTINUED)

              Total Non-Mortgage Pass Through Notes
               (Cost $8,981)                                              $8,954
                                                                         -------

 NUMBER
OF SHARES
---------

              PREFERRED STOCK (1.1%)
                (Cost $1,575)
              BANKS (1.1%)
 28,500       CitiGroup Series G                                           1,511
                                                                         -------

PRINCIPAL
 AMOUNT
 000'S
---------

              SHORT-TERM SECURITIES
              ASSET BACKED SECURITIES (11.1%)
              AUTOMOBILE LEASES (1.7%)
$ 2,425       World Omni Auto Lease Series 1998 Class A1 5.614%
               Due 12/15/04 (a)                                            2,425

              CREDIT CARDS (9.4%)
  1,290       Capital One Master Trust Series 1995-1 Class A
               5.725% Due 10/15/03 (a)                                     1,288
    610       First Deposit Master Trust Series 1995-1 Class A
               5.725% Due 8/15/04 (a)                                        610
  1,540       First USA Bank Master Trust Series 1995-5 Class A
               5.733% Due 4/15/03 (a)                                      1,539
  2,170       First USA Bank Master Trust Series 1997-10 Class A
               5.634% Due 9/17/03 (a)                                      2,165
  2,545       MBNA Credit Card Trust Series 1995-I Class A
               5.705% Due 3/15/03 (a)                                      2,544
  1,760       MBNA Credit Card Trust Series 1996-D Class A
               5.685% Due 9/15/03 (a)                                      1,758
  1,070       MBNA Credit Card Trust Series 1998-I Class A
               5.795% Due 10/15/03 (a)                                     1,071
  1,045       People's Master Credit Card Trust Series 1998-I Class A
               5.675% Due 11/15/05 (a)                                     1,038
  1,005       Signet Credit Card Master Trust Series 1994-3 Class A
               5.735% Due 9/16/02 (a)                                      1,005
     75       Standard Credit Card Master Trust 6.800% Due 4/7/99             75
                                                                         -------
                                                                          13,093
                                                                         -------


                        See notes to financial statements
Page 18

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------

                              CORE BOND (CONTINUED)

              TOTAL ASSET BACKED SECURITIES
               (Cost $15,552)                                           $15,518
                                                                        -------

              U.S. GOVERNMENT AGENCY
              DISCOUNT NOTES (3.9%)
$ 5,495       FEDERAL NATIONAL
              Mortgage Association (FNMA)
               (Cost $5,485)
               Discount Note Due 1/14/99                                  5,485
                                                                        -------

              REPURCHASE AGREEMENT (2.3%)
  3,156       SBC Warburg Inc. 4.750% Due 1/4/99 with maturity value of $3,158
               (Collateralized by $3,233 U.S. Treasury Bond
               9.250% Due 2/15/16)                                        3,156
                                                                        -------

              TOTAL INVESTMENTS (118.2%)
               (Cost $164,689)                                          164,776

              LIABILITIES IN EXCESS OF
               OTHER ASSETS (-18.2%)                                    (25,313)
                                                                       --------

              TOTAL NET ASSETS (100.0%)                                $139,463
                                                                       --------

              SECURITIES SOLD SHORT
               (Cost $4,853)
  4,725       Federal National Mortgage Association (FNMA) (3.5%)
               7.500% Due 2/15/14 (C)                                    $4,857
                                                                       --------



(a) Adjustable rate security.
(B) SEC Rule 144A Security. Such security has limited markets and is traded among "qualified institutional buyers." (C) When issued security.
(D) Puttable security.
(E) Callable security.
o  Securities out on loan.


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------

                           INTERMEDIATE MUNICIPAL BOND

              CALIFORNIA (14.9%)
$   565       California Educational Facilities Authority Revenue Refunding
               College of Chiropractic 4.700% Due 11/1/01                   $576

    400       California Health Facilities Finance Authority Revenue
               Northern Presbyterian Hospital 4.500% Due 7/1/04              405

    200       Corona California Public Finance Authority, Public Improvement
               Revenue Refunding 5.950% Due 7/1/07                           210

  1,000       San Francisco California City & County Refunding
               Series 1 (FGIC Insured) 5.000% Due 6/15/10                  1,055

  1,000       San Marino Unified School District Series B
               4.700% Due 7/1/11                                           1,033

    480       Simi Valley USA California University School District
               Certificates of Participation Refunding & Capital
               Improvement Projects (AMBAC Insured) 4.800% Due 8/1/10.       500

              COLORADO (2.4%)
    100       Adams County Colorado School District  No. 12 Series D
               General Obligation (MBIA Insured ) 5.450% Due 12/15/06.       109

     45       Brighton Colorado General Obligation (FGIC Insured )
               Zero Coupon Due 12/1/00.                                       42

    300       Superior Metropolitan District Number 2 Boulder County Colorado
               General Obligation Series 1998 Zero Coupon Due 12/1/13        303


                       See notes to financial statements
                                                                         Page 19

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                    INTERMEDIATE MUNICIPAL BOND (CONTINUED)

$   150       Westminster Colorado Multifamily Revenue Refunding Housing
               Oasis Wexford Apartments Project 5.350% Due 12/1/25.         $158

              CONNECTICUT (1.4%)
     85       Connecticut State Health & Education Facilities Authority Revenue
               Sacred Heart University Series D 4.800% Due 7/1/99             86

     95       Connecticut State Health & Education Facilities Authority Revenue
               Sacred Heart University Series D 5.200% Due 7/1/01             98

    100       Connecticut State Health & Education Facilities Authority Revenue
               Sacred Heart University Series D 5.300% Due 7/1/02.           105

     50       Stratford Connecticut General Obligation Bond (FGIC Insured)
               7.000% Due 6/15/04                                             57

              DISTRICT OF COLUMBIA (1.2%)
     15       District of Columbia General Obligation Bond Prerefunded Revenue
               5.000% Due 6/1/01                                              15

    285       District of Columbia General Obligation Bond
               5.000% Due 6/1/01.                                            290

              FLORIDA (5.1%)
    250       Jacksonville Florida Electric Authority Revenue
               6.000% Due 7/1/01                                             257

    455       Pace Property Finance Authority Florida Utility System Revenue
               Refunding & Improvement  (AMBAC Insured)
               5.100% Due 9/1/09.                                            489

    500       St. John's County Florida Water & Sewer Revenue
               (MBIA Insured) 5.250% Due 6/1/10.                             543

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------

                    INTERMEDIATE MUNICIPAL BOND (CONTINUED)

$    10       St. Lucie County School Board Certificates of Participation
               Series A (AMBAC Insured) 7.250% Due 7/1/04                    $11

              GEORGIA (5.9%)
  1,000       De Kalb County Georgia Housing Authority Multi- Family
               Housing Revenue 4.700% Due 12/1/28                          1,005

    400       Georgia State Series D General Obligation
               6.700% Due 8/1/10                                             488

              ILLINOIS (1.8%)
    100       Cook County Illinois School District School District Number 99
               (FGIC Insured) 8.400% Due 1/1/01.                             109

    100       Cook & DuPage Counties, Illinois Combined School District - B
               (FGIC Insured) Zero Coupon Due 12/1/05.                        75

    265       Illinois Health Facilities Authority Revenue Series A
               (MBIA Insured) 7.900% Due 8/15/03                             269

              INDIANA (2.7%)
    395       La Porte Indiana Economic Development Revenue
               Boise Cascade Corp. Project Escrowed to Maturity
               7.375% Due 6/1/01.                                            416

    250       Marion County Indiana Hospital Authority Hospital Facility Revenue
               Methodist Hospital of Indiana Escrowed to Maturity
               6.501% Due 9/1/08.                                            259

              IOWA (0.4%)
    100       Iowa Student Loan Liquidity Corporation Student Loan Revenue
               6.450% Due 3/1/02.                                            106



                       See notes to financial statements
Page 20

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                    INTERMEDIATE MUNICIPAL BOND (CONTINUED)

              KENTUCKY (2.2%)
$   155       Dayton Kentucky Elderly Housing Speers Court
                (FHA Insured) 5.350% Due 9/1/05                             $163

    385       Kentucky State Turnpike Authority
               Toll Road Revenue Series A 8.500% Due 7/1/04                  387

              MASSACHUSETTS (5.2%)
    250       Massachusetts Bay Transportation Authority General
               Transportation System 5.300% Due 3/1/05                       268

    500       Massachusetts State Consolidated Loan Series D
               General Obligation 5.250% Due 11/1/12                         524

    500       New England Education Loan Marketing Corp. Series A
               6.500% Due 9/1/02                                             539

              MICHIGAN (1.6%)
    110       Ferris State College Special Obligation
               7.500% Due 8/15/03.                                           118

    240       Michigan State Building Authority Chippewa
               Correctional Facilities Escrowed to Maturity
               7.250% Due 10/1/04                                            281

              MINNESOTA (0.4%)
    100       St. Paul Minnesota Port Authority Commercial Development
               General Revenue Fort Road Med/Irvine (Asset Guaranty Insured)
               7.500% Due 9/1/02                                             103

              NEBRASKA (1.0%)
    245       Nebraska Investment Finance Authority Multi Family Revenue
               Refunding Housing Wycliffe West 5.500% Due 12/1/25.           260

              NEVADA (1.3%)
    160       Nevada Housing Division Single Family Program
               5.500% Due 10/1/02                                            166

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                    INTERMEDIATE MUNICIPAL BOND (CONTINUED)

$   150       Nevada State Muni Bond Bank Project 38-39A
               Escrowed to Maturity Refunded 6.400% Due 7/1/05              $164

              NEW JERSEY (2.3%)
    335       Arlington Arms Financing Corp. New Jersey Mortgage Revenue
               Arlington Arms Apartments (FHA Insured)
               10.250% Due 3/1/25                                            341

    240       Gateway New Jersey Housing Development Corporation
               Revenue Bond Section 8 (FHA Insured)
               10.500% Due 8/1/25                                            246

              NEW YORK (3.7%)
    100       Hempstead Town New York General Obligation, Series B
               (AMBAC Insured) 6.500% Due 1/1/12.                            121

    505       New York State Environmental Facility Corp., Pollution
               Control Revenue Series B 5.300% Due 12/15/10.                 547

    250       Onondaga County New York General Obligation Bond
               5.875% Due 2/15/09.                                           283

              NORTH CAROLINA (1.8%)
    400       Surry County North Carolina Pollution Control Finance Authority
               9.250% Due 12/1/02                                            445

              OHIO (0.1%)
     70       Ohio Housing Financing Agency Single Family Mortgage
               Series 1985A (FGIC Insured) Zero Coupon Due 1/15/15            14

              OKLAHOMA (3.6%)
  1,625       Oklahoma County Oklahoma Home Finance Authority
               Single Family Refunding Prerefunded
               Zero Coupon Due 7/1/12                                        687


                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                    INTERMEDIATE MUNICIPAL BOND (CONTINUED)

$   200       Tulsa Oklahoma Metropolitan Utility Authority Revenue
               7.000% Due 2/1/03                                            $219


              PENNSYLVANIA (9.1%)
  1,085       Ephrata Area School District General Obligation
               4.750% Due 10/15/12                                         1,090

    500       Hempfield  Pennsylvania School District Refunding
               6.700% Due 10/15/99.                                          501

    710       Lancaster County Pennsylvania General Obligation Bond
               Series B (AMBAC Insured) 4.100% Due 11/1/03                   716

              SOUTH CAROLINA (1.4%)
     70       Piedmont Municipal Power Agency South Carolina Electric Revenue
               Series A  Escrowed to Maturity (FGIC Insured)
               6.125% Due 1/1/07.                                             80

    230       Piedmont Municipal Power Agency South Carolina Electric Refunding
               Escrowed to Maturity (MBIA Insured) 6.250% Due 1/1/09         268

              TEXAS (18.8%)
    500       Cypress-Fairbanks Texas General Obligation
               Independent School District 7.300% due 2/15/07                598

    500       Deer Park Texas Independent School District School Building
               6.375% Due 2/15/07                                            578

    570       Edgewood Texas Independent School District Lease Revenue
               4.700% Due 8/15/05.                                           574

    805       Harris County Texas Flood District General Obligation
               Zero Coupon Due 10/1/06                                       499

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                    INTERMEDIATE MUNICIPAL BOND (CONTINUED)

$   265       Lower Colorado River Authority Prerefunded Revenue
               6.250% Due 5/1/07                                            $302

    550       Mercedes Texas Independent School District
               4.800% Due 8/15/09                                            568

    580       Mercedes Texas Independent School District
               4.900% Due 8/15/10                                            599

  1,000       Port of Houston Texas General Obligation Bond
               5.100% Due 10/1/11                                          1,049

              UTAH (1.2%)
    275       Salt Lake City Utah Water Conservancy District Revenue
               Refunding Series A Escrowed to Maturity
               (MBIA Insured) 10.875% Due 10/1/02                            314

              VIRGINIA (2.2%)
    500       Brunswick County Virginia Industrial Development Authority
               Correctional Facilities Lease (MBIA Insured)
               5.650% Due 7/1/09.                                            550

     30       Virginia State Housing Development Authority
               Multi Family Series A Zero Coupon Due 11/1/17                   6

              WASHINGTON (6.9%)
    250       Lynnwood Washington Water & Sewer Revenue Refunding
               (FGIC Insured) 6.000% Due 12/1/07                             283

  1,000       Seattle Washington General Obligation
               5.500% Due 3/1/09                                           1,109

    300       Washington State Motor Vehicle Tax General Obligation
               6.200% Due 3/1/08.                                            346



                       See notes to financial statements
Page 22

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                    INTERMEDIATE MUNICIPAL BOND (CONTINUED)

              WISCONSIN (0.0%)
$     5       Wisconsin State Clean Water Revenue
               5.000% Due 6/1/08                                              $5
                                                                         -------

              TOTAL INVESTMENTS (98.6%)
               (Cost $24,013)                                             24,980

              OTHER ASSETS IN EXCESS OF LIABILITIES (1.4%).                  361
                                                                         -------
              TOTAL NET ASSETS (100.0%)                                  $25,341
                                                                         -------

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------

                             GOVERNMENT MONEY MARKET


              U.S. GOVERNMENT AGENCY OBLIGATIONS (89.5%)
              FEDERAL FARM CREDIT BANK (24.4%)
$ 5,000       Discount Note Due 1/4/99                                   $ 4,998
 10,000       Discount Note Due 1/8/99                                     9,990
 10,000       Discount Note Due 1/11/99                                    9,986
 10,000       Discount Note Due 1/12/99                                    9,985
 10,000       Discount Note Due 1/13/99                                    9,983
 15,000       Discount Note Due 1/21/99                                   14,958
  5,000       Discount Note Due 1/28/99                                    4,981
  5,000       Discount Note Due 2/1/99                                     4,979
 10,000       Discount Note Due 2/2/99                                     9,956
 10,000       Discount Note Due 2/19/99                                    9,932
  5,000       Discount Note Due 3/10/99                                    4,954
  4,820       Discount Note Due 3/22/99                                    4,767
  5,000       Discount Note Due 4/27/99                                    4,922
                                                                        --------
                                                                         104,391
                                                                        --------

              FEDERAL HOME LOAN BANK (65.1%)
 30,000       Discount Note Due 1/4/99                                    29,989
  5,000       Discount Note Due 1/5/99                                     4,997
 15,000       Discount Note Due 1/6/99                                    14,990
 10,000       Discount Note Due 1/7/99                                     9,991
 15,000       Discount Note Due 1/8/99                                    14,986
  5,000       Discount Note Due 1/14/99                                    4,991
 15,000       Discount Note Due 1/15/99                                   14,972
 10,000       Discount Note Due 1/19/99                                    9,976
 25,000       Discount Note Due 1/20/99                                   24,935
 15,000       Discount Note Due 1/22/99                                   14,956
  5,000       Discount Note Due 1/26/99                                    4,983
 15,000       Discount Note Due 1/27/99                                   14,947
 15,000       Discount Note Due 1/29/99                                   14,942

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------

                       GOVERNMENT MONEY MARKET (CONTINUED)

$10,000       Discount Note Due 2/3/99                                    $9,955
 15,000       Discount Note Due 2/5/99                                    14,927
 20,000       Discount Note Due 2/10/99                                   19,888
 10,000       Discount Note Due 2/12/99                                    9,942
 10,000       Discount Note Due 2/17/99                                    9,935
  5,000       Discount Note Due 2/19/99                                    4,967
  5,000       Discount Note Due 2/24/99                                    4,963
 10,000       Discount Note Due 3/3/99                                     9,915
  5,000       Discount Note Due 3/5/99                                     4,957
  5,000       Discount Note Due 3/17/99                                    4,949
  5,000       Discount Note Due 3/26/99                                    4,942
                                                                        --------
                                                                         278,995
                                                                        --------

              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
               (Cost $383,386).                                          383,386
                                                                        --------

              REPURCHASE AGREEMENT (10.0%)
               (Cost $42,827)
 42,827       SBC Warburg Inc. 4.750% Due 1/4/99 with maturity value
               of $42,850 (Collateralized by $43,864
               U.S. Treasury Bond 9.250% Due 2/15/16)                     42,827
                                                                        --------

              TOTAL INVESTMENTS (99.5%)
               (Cost $426,213)                                           426,213

              OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)                 2,230
                                                                        --------

              TOTAL NET ASSETS (100.0%).                                $428,443
                                                                        =======

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------

                              TAX FREE MONEY MARKET

              ARIZONA (0.1%)
$   100       Tucson Industrial Development Tucson City Center Parking
               Garage Authority 4.125% Due 6/1/15 (a)                       $100

              COLORADO (3.3%)
    100       Colorado Housing Finance Authority Multi-Family Housing Revenue
               (Grant's Plaza) 4.125% Due 11/1/09 (a)                        100



                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                        TAX FREE MONEY MARKET (CONTINUED)

$ 4,000       Denver Colorado City & County Multi-Family Housing Revenue
               (Ogden Residence Project) 5.250% Due 12/1/09 (a)           $4,000

    125       Summit County Colorado Recreational Facilities Revenue Refunding
               (Copper Mountain) 3.450% Due 4/1/17 (a)                       125

    125       Summit County Colorado Recreational Facilities Revenue Refunding
               (Copper Mountain) 3.450% Due 4/1/17 (a)                       125

              FLORIDA (0.6%)
    300       Broward County Florida Housing Finance Authority
               Multi-Family Housing Revenue (Sanctuary Apts Project)
               4.200% Due 2/1/09(a)                                          300

    500       Florida State Board of Education Capital Outlay Series A
               4.000% Due 1/1/00                                             504

              GEORGIA (7.5%)
  1,000       Cobb County Georgia Housing Authority Multi Family Housing
               (Post Bridge Project) 4.000% Due 6/1/25 (a)                 1,000

  5,170       Effingham County Georgia Development Authority Pollution
               Control Revenue (Savannah Electric and
               Power Co. Project) 5.100% Due 4/1/37 (a)                    5,170

    180       Floyd County Georgia Development Authority Pollution
               Control Revenue Georgia Power Co.
               (PLT Hammond Project) 5.100% Due 9/1/26 (a)                   180

  1,000       Fulton County Development Authority Revenue-Woodward
               Academy Income Project 4.000% Due 12/1/12 (a)               1,000

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------

                        TAX FREE MONEY MARKET (CONTINUED)

$   200       Gwinnet County Georgia Development Authority Revenue
               (Wesleyan School Project) 4.000% Due 3/1/17 (a)              $200

  1,000       Marietta Georgia Housing Authority Multifamily Revenue
               (Falls at Bells Ferry) 3.950% Due 1/15/09 (a)               1,000

    350       Savannah Georgia Housing Authority Multifamily Housing Revenue
               Somerset Wharf Project B 4.000% Due 6/15/26 (a)               350

  1,000       Smyrna Georgia Housing Authority Multifamily Housing Revenue
               F & M Villages Project 4.000% Due 6/1/25 (a)                1,000

              ILLINOIS (14.0%)
    200       Darien Industrial Development Authority Kinder Care Centers
               Series C 4.150% Due 2/1/01 (a)                                200

    200       Illinois Development Finance Authority Industrial Development
               Refunding Bond (Field Container Corp.)
               4.050% Due 12/1/99 (a)                                        200

    800       Illinois Development Finance Authority Industrial Development
               Refunding Bond (Dart Container) 3.500% Due 8/1/25 (a)         800

  1,300       Illinois Development Finance Limited (Dart Container Corp)
               4.146% Due 12/1/09 (a)                                      1,300

  4,000       Illinois Health Facilities Authority Revenue-Advocate
               Healthcare Network Series B 4.000% Due 8/15/22 (a)          4,000

  4,000       Illinois State Toll Highway Authority
               Highway Priority Revenue Refunding Series B
               3.850% Due 1/1/10 (a)                                       4,000


                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                        TAX FREE MONEY MARKET (CONTINUED)

$ 3,550       St. Clair County Illinois Industrial Development Board
               (Winchester Apartments Project Ser 94)
               4.200% Due 10/1/15 (a)                                     $3,550

  2,300       Village of Troy Grove Illinois (Unimin Corp.)
               4.573% Due 5/1/10 (a)                                       2,300

  2,000       Winnebago & Boone Counties Rockford School District #205
               Tax Anticipation Warrants 5.400% Due 10/29/99 (a)           2,014

              INDIANA (4.9%)
  1,200       Fall Creek Industrial Waste District Sewer Works Revenue
               3.950% Due 1/30/99                                          1,200

    720       GAF Tax-Exempt Bond Grantor Trust Series A
               4.100% Due 4/1/08 (a)                                         720

  1,000       Indianapolis Indiana Economic Development
               (Joint & Clutch Series 1984) 3.643% Due 12/1/14 (a)         1,000

    400       LaGrange Economic Development Revenue Sealed Power Corp.
               3.350% Due 10/1/15 (a)                                        400

  1,925       Marion County Metro School District of Wayne Township
               Series 1998 Bond Anticipation Notes
               4.250% Due 1/1/99 (a)                                       1,925

  1,200       Mishawaka Indiana Waterworks Revenue Bond Anticipation Notes
               Series A 4.200% Due 8/12/99                                 1,200

              KANSAS (1.5%)
  2,000       Salina Kansas Central Mall (Salina Central Mall Dillard)
               4.250% Due 12/1/04 (a)                                      2,000

              KENTUCKY (3.3%)
    760       Boone County Kentucky Industrial Development Bond Revenue
               (Jamike/Hemmer Project) 3.750% Due 2/1/06 (a)                 760
PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                        TAX FREE MONEY MARKET (CONTINUED)

$   430       Elva-New Harmony Oak Level Fire Protection District
               4.350% Due 12/1/31 (a)                                       $430

    170      Florence Kentucky Industrial Building Revenue
               (Florence Commercial Project) 3.500% Due 6/1/07 (a)           170

  2,030       Fort Thomas Kentucky Industrial Buildings Revenue
               (Carmel Manor Project) 3.550% Due 10/1/14 (a)               2,030

    490       Harvey Brewers Fire Protection District Kentucky Lease Revenue
               Program 4.350% Due 12/1/31 (a)                                490

    490       Muhlenberg County Airport District
               Development Area Financial Trust 4.350% Due 12/1/31 (a)       490

              LOUISIANA (0.8%)
  1,000       Calcasieu Parish Industrial Development Board
               Pollution Control Revenue Citgo Petroleum Corp.
               4.300% Due 8/1/04 (a)                                       1,000

              MARYLAND (1.9%)
  1,500       Howard County Maryland Revenue Owen Brown Joint Venture Facility
               3.500% Due 5/1/11(a)                                        1,500

  1,000       Maryland Health & Higher Education Facilities Authority Revenue
               Pooled LN Program B 4.150% Due 4/1/35 (a)                   1,000

              MASSACHUSETTS (0.8%)
  1,000       Brockton Massachusetts Bank Anticipation Notes
               4.000% Due 5/18/99                                          1,001

              MICHIGAN (11.8%)
    945       Birmingham Michigan Economic Development Corporation Radnor
               Corp. (Brown Street Project 83) 4.375% Due 12/1/18 (a)        945



                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                        TAX FREE MONEY MARKET (CONTINUED)

$ 1,055       Cedar Springs Michigan Public
               Schools State Anticipation Notes 4.500% Due 8/23/99        $1,058

  2,100       Lansing Michigan Economic Development Corp.
               (Atrium Office Building) 3.350% Due 5/1/15 (a)              2,100

    835       Leelanau County Michigan Economic Development Corp.
               Revenue (American Community Mutual Insurance Co. Project)
               3.250% Due 6/15/06 (a)                                        835

    900       Livonia Michigan Economic Development Corporation
               (American Community Mutual Insurance)
               3.250% Due 11/15/04 (a)                                       900

    185       McDonald Tax-Exempt Mortgage Trust #1
               4.100% Due 1/15/09 (a)                                        186

    200       Michigan State Job Development Authority Revenue
               (Kentwood Residence) 3.050% Due 11/1/14 (a)                   200

    255       Michigan State Strategic Fund (Tawas Bay
               Association Project) 3.250% Due 12/1/01 (a)                   255

    495       Michigan State Strategic Fund Limited Obligation Revenue
               Refunding (Woodbridge Commercial Properties)
               3.500% Due 10/15/05 (a)                                       495

  2,145       Oakland County Michigan Economic Development Corporation
               (Corners Shopping Center) 3.700% Due 8/1/15 (a)             2,145

  3,500       Plainwell Michigan Economic Development Corporation
               (Plainwell Paper Co. Inc. Project) 4.500% Due 11/1/07 (a)   3,500

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                        TAX FREE MONEY MARKET (CONTINUED)

$ 2,900       Royal Oak Hospital Finance Authority William Beaumont
               Hospital Series L 5.000% Due 1/1/27 (a)                    $2,900

              MINNESOTA (6.3%)
  5,920       Minnesota Capital Realty Tax Exempt Limited, Series 96-1
               4.280% Due 12/1/04 (b)                                      5,920

  1,330       Hutchinson Minnesota Economic Development Authority
               Revenue Refunding (Developers Diversified)
               3.700% Due 8/15/06 (a)                                      1,330

  1,019       International Falls Minnesota Economic Development Revenue
               (Developers Diversified Limited Project)
               3.570% Due 7/1/06 (a)                                       1,019

              MISSISSIPPI (0.4%)
    575       Desoto County Mississippi Industrial Development Revenue
               (American Soap Company Project)
               4.573% Due 12/1/08 (a)                                        575

              MISSOURI (6.1%)
    500       Clayton Industrial Development Authority Industrial Development
               Revenue Refunding Bailey Court Project
               4.280% Due 1/1/09 (a)                                         500

  2,900       Kansas City Industrial Development
               Authority Multifamily Housing Revenue Cloverset
               Apartments Project 4.300% Due 10/1/15 (a)                   2,900

  3,700       Missouri Health & Educational
               Facilities Authority-Francis Medical Center A
               5.100% Due 6/1/26 (a)                                       3,700

    900       St. Charles County Industrial Development Authority
               Revenue Sun River Village 4.100% Due 12/1/27 (a)              900



                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                        TAX FREE MONEY MARKET (CONTINUED)


              NEBRASKA (1.3%)
$ 1,750       Nebraska Public Power District Revenue Mun Tr CERTS PG - MCT
               No 2-A 3.600% Due 1/11/99 (a)                              $1,750

              NEW JERSEY (2.3%)
  1,700       Atlantic City NJ Special Emergency Notes
               Bank Anticipation Notes 3.625% Due 12/9/99                  1,705

  1,220       New Brunswick City Guaranteed Parking Revenue
               Series B 7.200% Due 9/1/15 (c)                              1,266

              NEVADA (1.0%)
    500       Clark County Nevada Series A
               5.600% Due 6/1/99                                             505

    805       Washoe County Nevada Hospital Facilities Revenue Washoe
               Medical Center Project Series A
               7.600% Due 6/1/19 (c)                                         834

              NEW YORK (5.3%)
    300       Municipal Assistance Corporation for the City of NY Series 68
               7.200% Due 7/1/02 (c)                                         312

    360       New York City Cultural Resources Revenue Trust (Modern Museum)
               Series A 4.500% Due 1/1/99                                    360

  2,135       New York State Job Development Authority, Series C-1 to C-30
               3.150% Due 3/1/99 (a)                                       2,135

    900       New York State Dormitory Authority
               Revenues FHA Mortgage Hospital United Health Service
               4.100% Due 2/1/99                                             900

    570       New York State Job Development Authority, Series F-1 to F-17
               3.150% Due 3/1/99 (a)                                         570

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------

                        TAX FREE MONEY MARKET (CONTINUED)

$ 2,735       New York State Urban Development Corporation Floats PT 210
               3.575% Due 1/14/99 (a)                                     $2,735

              NORTH CAROLINA (0.1%)
    100       Beaufort County Industri 4.100% Due 12/1/00 (a)                100

              OHIO (9.3%)
    125       Brooklyn Ohio Industrial Development Revenue Refunding
               (Clinton Road Project A) 3.800% Due 12/1/00 (a)               125

    595       Buckeye Ohio Tax Exempt Mortgage Bond Trust Series C
               4.050% Due 2/1/05 (a)                                         595

    910       Cincinnati & Hamilton County Ohio Port Authority Revenue
               Refunding (Tri State Building) 3.300% Due 9/1/99 (a)          910

    480       Clermont County Ohio Economic Development Revenue
               (John Q. Hammons Project) 3.400% Due 5/1/12 (a)               480

    215       Franklin County Ohio Industrial Development Revenue
               (GSW Building Association Ltd.) 3.250% Due 11/1/15 (a)        215

  2,030       Lakewood Ohio Hospital Revenue (Hospital
               Improvement Series 1983) 3.410% Due 11/1/10 (a)             2,030

    865       McDonald Tax Exempt Mortgage Trust # 1
               4.100% Due 1/15/09 (a)                                        866

  1,390       Riverside Ohio Economic Development Revenue
               (Riverside Association Project) 3.600% Due 9/1/12 (a)       1,390


                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                        TAX FREE MONEY MARKET (CONTINUED)


$   890       Riverside Ohio Economic Development Revenue
               (Wright Point Association) 3.600% Due 9/1/10 (a)             $890

    540       Stark County Ohio Health Care Facilities
               (Canton Christian Home) 3.650% Due 9/15/16 (a)                540

  1,935       Stark County Ohio Health Care Facilities
               (Canton Christian Home PJ ) Series 90
               3.650% Due 9/1/15 (a)                                       1,935

    245       Stark County Ohio Industrial Development Revenue
               (Belpar Professional Building) 3.500% Due 10/1/04 (a)         245

  1,960       Stark County Ohio Industrial Development Revenue
               (Newmarket Parking Ltd.) 3.400% Due 11/1/14 (a)             1,960

              OKLAHOMA (1.7%)
  1,000       Oklahoma State Industrial Authority Revenue Baptist
               Medical Center - B 3.350% Due 8/15/23 (a)                   1,000

  1,250       Tulsa County Oklahoma Industrial Development Authority
               Healthcare Revenue Laureate Psychiatric Center
               3.200% Due 12/15/08 (a)                                     1,250

              PENNSYLVANIA (0.6%)
    575       Commonwealth Tax-Exempt Mortgage Bond Trust Series A
               3.250% Due 11/1/05 (a)                                        575

    185       McDonald Tax Exempt Mortgage Trust # 1
               4.100% Due 1/15/09 (a)                                        186

              TENNESSEE (6.6%)
  2,600       Franklin County Tennessee Health & Educational Facilities Revenue
               (University of the South Sewanee) 3.650% Due 9/1/10 (a)     2,600

  1,280       GAF Tax Exempt Bond Grantor Trust Series A
               4.250% Due 4/1/08 (a)                                       1,280
PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                        TAX FREE MONEY MARKET (CONTINUED)

$ 3,000       Greystone Tax Exempt 1998-1 Certificate
               4.130% Due 5/1/28 (a)                                      $3,000

    600       Jacksonville Tennessee Industrial Development Revenue
               Esselte Project Series B 5.100% Due 8/1/15 (a)                600

  1,150       Knoxville Tennessee Industrial Development Board
               Toys R Us Project 4.250% Due 5/1/14 (a)                     1,150

              TEXAS (6.1%)
  2,415       Harris County Texas Multifamily Housing Revenue
               (Greenhouse Development) 4.375% Due 4/1/07 (a)              2,415

  2,100       Harris County Texas Multifamily Housing Revenue
               (Country Scape Development) 4.375% Due 4/1/07 (a)           2,100

    165       San Antonio Texas Electric and Gas Revenue
               7.000% Due 2/1/00 (c)                                         168

    700       Texas Health Facilities Development Corp.
               Aces North Texas Pooled Health Series 1985B
               4.350% Due 5/31/25 (a)                                        700

  2,650       Waxahachie Texas Industrial Development Authority
               (Dart Container Project Series 1985)
               3.487% Due 4/1/06 (a)                                       2,650

              UTAH (0.8%)
  1,000       Intermountain Power Agency Utah Power Supply Revenue
               Refunding Series B 7.200% Due 7/1/99                        1,020

              VERMONT (0.4%)
    535       Vermont Industrial Development Authority
               Hydroelectric Revenue Bond Central Vermont Public Service Corp.
               3.500% Due 12/1/13 (a)                                        535



                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                        TAX FREE MONEY MARKET (CONTINUED)


              VIRGINIA (1.5%)
$ 1,000       Rockingham County Virginia Industrial Development Authority
               (Merck & Company Inc. Project)
               4.500% Due 10/1/22 (a)                                     $1,000

  1,000       Rockingham County Virginia Industrial Development Authority
               4.500% Due 10/1/22 (a)                                      1,000

              WASHINGTON (1.5%)
  1,800       Washington State Housing Finance Community Non-Profit Housing
               (Emerald Heights Project) 5.150% Due 1/1/21 (a)             1,800

    100       Washington State Housing Finance Community Non-Profit
               Housing Revenue (Panorama City Project)
               4.800% Due 1/1/27 (a)                                         100

              WISCONSIN (4.0%)
  2,500       DC Everest Area School District
               Tax and Revenue Anticipation Notes 3.930% Due 8/26/99       2,500

  1,000       Lake Geneva Genoa City Electric
               Wisconsin High School District 3.450% Due 9/30/99           1,001

  1,100       Rosedale Brandon School District Tax and Revenue Promissory
               Notes 3.810% Due 9/27/99                                    1,101

    700       Weyauwega-Freemont School District Tax and Revenue
               Anticipation Notes 4.040% Due 8/25/99                         701

              WYOMING (0.9%)
  1,130       Cheyenne County Wyoming Economic Development
               Revenue Bonds (Holiday Inn) 3.550% Due 10/1/10 (a)          1,130

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                        TAX FREE MONEY MARKET (CONTINUED)

              TOTAL INVESTMENTS (106.7%)
               (Cost $140,112)                                         $140,112

              LIABILITIES IN EXCESS OF OTHER ASSETS (-6.7%)              (8,844)

                                                                       --------
              TOTAL NET ASSETS (100.0%)                                $131,268
                                                                       ========


(a) Interest rate subject to change approximately every 1 to 397 days. Principal payable on demand at periodic intervals at the Fund's option.
(b) Coupon fluctuates with the Prime Rate (Prime is the rate on corporate loans posted by at least 75% of the nations 30 largest banks.)
(c) Coupon fluctuates with remarket values.



                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES AT DECEMBER 31, 1998


                                                                        GROWTH AND  QUANTITATIVE
$ IN THOUSANDS                                                  TUDOR     INCOME      EQUITY
------------------------------------------------------------------------------------------------

     ASSETS
Investments at value # ....................................    $87,909    $160,474     $73,662
Investments in Repurchase Agreements,at value # ...........          0           0           0
Cash ......................................................          1           1         176
Proceeds from securities sold short .......................          0           0           0
Receivable for securities sold ............................          0       1,092           0
Receivable for Fund shares sold ...........................        110         360          23
Dividends and interest receivable .........................         64         194          91
Other assets ..............................................          7           5          11
                                                               -------    --------     -------
                                                                88,091     162,126      73,963
                                                               -------    --------     -------

     LIABILITIES
Distributions payable .....................................          6           8           0
Payable to custodian bank .................................          0           0           0
Payable for investment securities purchased ...............          0           0           0
Payable for Fund shares redeemed ..........................      1,134       1,273           1
Market value of securities sold short .....................          0           0           0
Accrued investment advisory fee payable - Note 4 ..........         66          99          45
Accrued administration fee payable - Note 4 ...............          3           8           4
Accrued expenses ..........................................         65          40          29
                                                               -------    --------     -------
                                                                 1,274       1,428          79
                                                               -------    --------     -------
                  NET ASSETS ..............................     86,817     160,698      73,884
                                                               =======    ========     =======

NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par .....................      1,838       3,954          13
Paid-in surplus ...........................................     76,694      97,971      52,137
Accumulated undistributed net investment income/
         (distributions in excess of net investment income)          0          90         177
Undistributed realized gains on investments,
         futures, options and currencies/(Distributions
         in excess of realized gains on investments,
         futures, options and currencies) .................        947       1,438       1,107
Net unrealized appreciation on investments,
         futures, options and currencies ..................      7,338      57,245      20,450
                                                               -------    --------     -------
NET ASSETS APPLIED TO OUTSTANDING SHARES ..................     86,817     160,698      73,884
                                                               =======    ========     =======

CAPITAL SHARES (AUTHORIZED SHARES UNLIMITED)
Outstanding (000's) .......................................      5,515       3,954      12,761
                                                              ========    ========    ========
Par Value .................................................   $   0.33    $   1.00    $  0.001
                                                              ========    ========    ========
Net asset value per share .................................   $  15.74    $  40.64    $   5.79
                                                              ========    ========    ========

# Investments at cost .....................................     80,571     103,229      53,211
                                                              ========    ========    ========

UNREALIZED APPRECIATION/(DEPRECIATION): *
         Gross appreciation ...............................     13,677      57,793      21,406
         Gross depreciation ...............................     (6,339)       (548)       (956)
                                                              --------     -------     -------
NET UNREALIZED APPRECIATION ...............................      7,338      57,245      20,450
                                                              ========    ========    ========


* Based on cost of securities for book purposes which does not differ significantly from Federal income tax cost.


                       See notes to financial statements



                                                                                        INTERMEDIATE
                                                                                         MUNICIPAL         GOVERNMENT    TAX FREE
                                                            INTERNATIONAL   CORE BOND      BOND              MONEY         MONEY
                                                                                                             MARKET        MARKET
-----------------------------------------------------------------------------------------------------------------------------------

     ASSETS

Investments at value # ....................................   $   6,103    $ 161,620         $24,980         $383,386   $ 140,112
Investments in Repurchase Agreements,at value # ...........           0        3,156               0           42,827           0
Cash ......................................................          47            0              34                2           0
Proceeds from securities sold short .......................           0        4,853               0                0           0
Receivable for securities sold ............................         231            0               0                0       2,810
Receivable for Fund shares sold ...........................           5        8,913               0            9,223           0
Dividends and interest receivable .........................          20        1,289             408                6       1,037
Other assets ..............................................           0            8               1                7           5
                                                              ---------    ---------        --------         --------    --------
                                                                  6,406      179,839          25,423          435,451     143,964
                                                              ---------    ---------        --------         --------    --------

     LIABILITIES
Distributions payable .....................................           0          104              52                3          15
Payable to custodian bank .................................           0            1               0                0          35
Payable for investment securities purchased ...............           0       35,332               0                0      11,284
Payable for Fund shares redeemed ..........................           0            8               0            6,675       1,270
Market value of securities sold short .....................           0        4,857               0                0           0
Accrued investment advisory fee payable - Note 4 ..........           8           29              11              189          55
Accrued administration fee payable - Note 4 ...............           0            0               0               15           6
Accrued expenses ..........................................          23           45              19              126          31
                                                              ---------    ---------        --------         --------    --------
                                                                     31       40,376              82            7,008      12,696
                                                              ---------    ---------        --------         --------    --------
                  NET ASSETS ..............................       6,375      139,463          25,341          428,443     131,268
                                                              =========    =========        ========         ========    ========

NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par .....................           7           14               2              429         131
Paid-in surplus ...........................................       5,481      174,936          24,407          430,029     131,157
Accumulated undistributed net investment income/
         (distributions in excess of net investment income)         (29)           0             (31)               0           0
Undistributed realized gains on investments,
         futures, options and currencies/(Distributions
         in excess of realized gains on investments,
         futures, options and currencies) .................         113      (35,570)             (4)          (2,015)        (20)
Net unrealized appreciation on investments,
         futures, options and currencies ..................         803           83             967                0           0
                                                              ---------    ---------        --------         --------    --------
NET ASSETS APPLIED TO OUTSTANDING SHARES ..................       6,375      139,463          25,341           428,443    131,268
                                                              =========    =========        ========         ========    ========

CAPITAL SHARES (AUTHORIZED SHARES UNLIMITED)
Outstanding (000's) .......................................         689       14,465           2,403          428,716     131,288
                                                              =========    =========        ========         ========    ========
Par Value .................................................   $    0.01    $   0.001       $   0.001        $   0.001   $   0.001
                                                              =========    =========        ========         ========    ========
Net asset value per share .................................   $    9.25    $    9.64       $   10.55        $    1.00   $    1.00
                                                              =========    =========        ========         ========    ========

# Investments at cost .....................................       5,299      164,689          24,013          426,213     140,112
                                                              =========    =========        ========         ========    ========

UNREALIZED APPRECIATION/(DEPRECIATION): *
         Gross appreciation ...............................       1,071          535             972                0           0
         Gross depreciation ...............................        (268)        (452)             (5)               0           0
                                                              ---------    ---------         -------         --------    --------
NET UNREALIZED APPRECIATION ...............................         803           83             967                0           0
                                                              =========    =========        ========         ========    ========


                       See notes to financial statements
                                                                         Page 31

WEISS, PECK & GREER MUTUAL FUNDS

STATEMENTS OF OPERATIONS FOR YEAR ENDED DECEMBER 31, 1998


                                                                           GROWTH AND QUANTITATIVE
$ IN THOUSANDS                                                     TUDOR    INCOME       EQUITY
--------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of withholding taxes) .........................   $    574    $  2,236    $  1,216
Interest .....................................................        582         227          48
Income from securities loaned - Note 3 .......................         18           0           0
Other ........................................................        184           7           0
                                                                 --------    --------    --------
                                                                    1,358       2,470       1,264
                                                                 --------    --------    --------
EXPENSES:
Investment advisory fee - Note 4 .............................      1,155       1,058         613
Transfer agent fees and expenses .............................        196          96          47
Administration fees - Note 4 .................................         64          85          46
Custodian fees and expenses ..................................         34          24          28
Fund accounting fees and expenses ............................         55          59          35
Professional fees ............................................         68          63          50
Trustees' fees and expenses ..................................         21          21          19
Registration fees ............................................         20          18          12
Shareholders' reports ........................................         14          14          10
Other expenses ...............................................         20          28          11
                                                                    1,647       1,466         871
                                                                 --------    --------    --------
Less fees waived by adviser ..................................          0           0           0
Less expenses paid indirectly - Note 6 .......................         (2)          0          (4)
                                                                 --------    --------    --------
                                                                    1,645       1,466         867
                                                                 --------    --------    --------
NET INVESTMENT INCOME/(LOSS) .................................       (287)      1,004         397
                                                                 --------    --------    --------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
         INVESTMENTS, FUTURES, OPTIONS AND CURRENCIES:
         Net realized gain on investments, futures and options      4,537      15,119      19,699
         Net realized gain/(loss) on currencies ..............          5           0           0
         Change in unrealized appreciation/(depreciation) on
                  investments, futures and options ...........    (33,554)     17,402        (522)
         Net change in unrealized appreciation on currencies .          0           0           0
                                                                 --------    --------    --------
NET GAIN/(LOSS) ON INVESTMENTS, FUTURES, OPTIONS
         AND CURRENCIES ......................................    (29,012)     32,521      19,177
                                                                 --------    --------    --------

NET INCREASE/(DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS ...........................   ($29,299)   $ 33,525    $ 19,574
                                                                 ========    ========    ========





                       See notes to financial statements
Page 32



                                                                                         INTERMEDIATE   GOVERNMENT  TAX FREE
                                                                                          MUNICIPAL     MONEY       MONEY
                                                              INTERNATIONAL   CORE BOND     BOND        MARKET      MARKET
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of withholding taxes) .........................   $    197    $     44    $      0    $      0    $      0
Interest .....................................................          1       7,483       1,279      13,685       4,502
Income from securities loaned - Note 3 .......................          0          13           0           0           0
Other ........................................................          2          52           2           0          14
                                                                 --------    --------    --------    --------    --------
                                                                      200       7,592       1,281      13,685       4,516
                                                                 --------    --------    --------    --------    --------
EXPENSES:
Investment advisory fee - Note 4 .............................         41         733         126       1,280         602
Transfer agent fees and expenses .............................         36          53          35         180          75
Administration fees - Note 4 .................................          0          61           0         102          56
Custodian fees and expenses ..................................         27          38           6          37          22
Fund accounting fees and expenses ............................         13          57          24         100          48
Professional fees ............................................         36          67          28          61          49
Trustees' fees and expenses ..................................         18          21          18          22          20
Registration fees ............................................         16          21          13          74          16
Shareholders' reports ........................................          8          19           7          10           7
Other expenses ...............................................          3          13          11          14          15
                                                                 --------    --------    --------    --------    --------
                                                                      198       1,083         268       1,880         910
Less fees waived by adviser ..................................          0        (457)        (52)          0           0
Less expenses paid indirectly - Note 6 .......................         (3)        (14)         (2)         (9)        (11)
                                                                 --------    --------    --------    --------    --------
                                                                      195         612         214       1,871         899
                                                                 --------    --------    --------    --------    --------
NET INVESTMENT INCOME/(LOSS) .................................          5       6,980       1,067      11,814       3,617
                                                                 --------    --------    --------    --------    --------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
         INVESTMENTS, FUTURES, OPTIONS AND CURRENCIES:
         Net realized gain on investments, futures and options      1,666       4,280         171           0           0
         Net realized gain/(loss) on currencies ..............       (159)          0           0           0           0
         Change in unrealized appreciation/(depreciation) on
                  investments, futures and options ...........       (490)       (411)        136           0           0
         Net change in unrealized appreciation on currencies .         17           0           0           0           0
                                                                 --------    --------    --------    --------    --------
NET GAIN/(LOSS) ON INVESTMENTS, FUTURES, OPTIONS
         AND CURRENCIES ......................................      1,034       3,869         307           0           0
                                                                 --------    --------    --------    --------    --------

NET INCREASE/(DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS ...........................   $  1,039    $ 10,849    $  1,374    $11,814     $  3,617
                                                                 ========    ========    ========    =======     ========





                       See notes to financial statements
Page 33

WEISS, PECK & GREER MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 1998 AND 1997 $ IN THOUSANDS

                                                                                                     QUANTITATIVE
                                                TUDOR                GROWTH & INCOME                    EQUITY
                                             ------------------------------------------------------------------------

                                         1998           1997       1998          1997           1998           1997
Operations:
Net investment income/
     (loss) .....................   ($    287)     ($    778)   $   1,004     $     867     $     397       $   1,078
Net realized gain/
     (loss) on
     investments,
     futures, options,
     and currencies .............       4,542         27,732       15,119        12,903        19,699          18,088
Net change in unrealized
     appreciation/ (depreciation)
     on investments, futures,
     options and currencies .....     (33,554)        (6,932)      17,402        16,703          (522)          4,604
Net Increase/(Decrease) in Net
     Assets Resulting
     from Operations ............     (29,299)        20,022       33,525        30,473        19,574          23,770

Distributions to
     Shareholders:
From net investment
     income .....................           0              0         (942)         (735)         (601)         (1,032)
From distributions
     in excess
     of net investment
     income .....................           0              0            0             0             0               0
From realized gains .............      (6,581)       (26,044)     (14,032)      (13,500)      (15,035)        (18,970)
Net Decrease Due to
     Distributions ..............      (6,581)       (26,044)     (14,974)      (14,235)      (15,636)        (20,002)

Transactions in Shares of
     Beneficial Interest:
Received on issuance:
     Shares sold ................     122,415        398,240       41,323        19,356         5,515          10,292
     Distributions
     reinvested .................       6,026         24,010       13,922        12,892        15,301          19,631
     Shares redeemed ............    (172,203)      (431,139)     (30,244)      (14,277)      (46,925)        (40,086)
Net Increase/(Decrease) from
     Capital Share
     Transactions ...............     (43,762)        (8,889)      25,001        17,971       (26,109)        (10,163)

Total Increase/(Decrease)
     in Net Assets ..............     (79,642)       (14,911)      43,552        34,209       (22,171)         (6,395)

Net Assets:
Beginning of year ...............     166,459        181,370      117,146        82,937        96,055         102,450
End of year * ...................   $  86,817      $ 166,459    $ 160,698     $ 117,146     $  73,884       $  96,055

* Includes undistributed
     net investment
     income/ (distributions
     in excess of net
     investment income) .........   $       0      $      98    $      90     $     243     $     177       $     382

Transactions in shares
     of the funds
     (in thousands):
     Sold .......................       5,745         16,664        1,048           549           864           1,618
     Reinvestment of
      distributions .............         403          1,115          343           368         2,727           3,361
     Redeemed ...................      (8,234)       (17,969)        (733)         (410)       (7,282)         (5,933)
Net increase/
     (decrease) .................      (2,086)          (190)         658           507        (3,691)           (954)



See notes to financial statements

                                                                                                              INTERMEDIATE
                                                                                                                MUNICIPAL
                                                   INTERNATIONAL                CORE BOND                          BOND


                                                1998          1997          1998            1997             1998          1997
------------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/
     (loss) ............................   $         5    $         1    $     6,980    $     6,502    $     1,067      $       950
Net realized gain/
     (loss) on
     investments,
     futures, options,
     and currencies ....................         1,507           (285)         4,280          1,562            171               34
Net change in unrealized
     appreciation/ (depreciation)
     on investments, futures,
     options and currencies ............          (473)           672           (411)           307            136              652
NET INCREASE/(DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS ...................         1,039            388         10,849          8,371          1,374            1,636

Distributions to
     Shareholders:
From net investment
     income ............................             0             (7)        (6,936)        (6,446)        (1,099)            (950)
From distributions
     in excess
     of net investment
     income ............................             0              0            (48)             0              0                0

From realized gains ....................        (1,380)          (348)             0              0            (67)               0
NET DECREASE DUE TO
     DISTRIBUTIONS .....................        (1,380)          (355)        (6,984)        (6,446)        (1,166)            (950)

Transactions in Shares of
     Beneficial Interest:
Received on issuance:
     Shares sold .......................           575          1,504         49,376          9,057          8,028           13,254
     Distributions
       reinvested ......................         1,372            353          5,426          4,387            702              564
     Shares redeemed ............(3,786)        (6,496)       (27,647)        (7,105)        (6,210)    (1,573,014)          (3,786)
NET INCREASE/(DECREASE) FROM
     CAPITAL SHARE
     TRANSACTIONS ......................        (1,839)        (4,639)        27,155        (14,286)         1,625            7,608

Total Increase/(Decrease)
     in Net Assets .....................        (2,180)        (4,606)        31,020        (12,361)         1,833            8,294

Net Assets:
Beginning of year ......................         8,555         13,161        108,443        120,804         23,508           15,214
End of year * ..........................   $     6,375    $     8,555    $   139,463    $   108,443    $    25,341      $    23,508

* Includes undistributed
     net investment
     income/ (distributions
     in excess of net
     investment income) ................   ($       29)   ($       23)   $         0    $         3    $       (31)     $         1
Transactions in shares
     of the funds
     (in thousands):
     Sold ..............................            52            142          5,189            989            763            1,301
     Reinvestment of
      distributions ....................           148             35            570            476             67               55
     Redeemed ..........................          (353)          (613)        (2,905)        (3,003)          (676)            (607)
Net increase/
     (decrease) ........................          (153)          (436)         2,854         (1,538)           154              749



                                                       GOVERNMENT                     TAX FREE
                                                      MONEY MARKET                   MONEY MARKET

                                                   1997          1998             1997           1998
--------------------------------------------------------------------------------------------------------
Operations:
Net investment income/
     (loss) ............................      $    11,814    $     7,321    $     3,617    $     4,125
Net realized gain/
     (loss) on
     investments,
     futures, options,
     and currencies ....................                0              0              0             (4)
Net change in unrealized
     appreciation/ (depreciation)
     on investments, futures,
     options and currencies ............                0              0              0              0
NET INCREASE/(DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS ...................           11,814          7,321          3,617          4,121

Distributions to
     Shareholders:
From net investment
     income ............................          (11,814)        (7,321)        (3,617)        (4,125)
From distributions
     in excess
     of net investment
     income ............................                0              0              0              0

From realized gains ....................                0              0              0              0
NET DECREASE DUE TO
     DISTRIBUTIONS .....................          (11,814)        (7,321)        (3,617)        (4,125)

Transactions in Shares of
     Beneficial Interest:
Received on issuance:
     Shares sold .......................        1,782,122      1,653,080      1,109,476      1,058,249
     Distributions
       reinvested ......................           11,518          7,078          3,457          3,978
     Shares redeemed ............              (1,605,127)    (1,111,748)    (1,049,563)
NET INCREASE/(DECREASE) FROM
     CAPITAL SHARE
     TRANSACTIONS ......................          220,626         55,031          1,185         12,664

Total Increase/(Decrease)
     in Net Assets .....................          220,626         55,031          1,185         12,660

Net Assets:
Beginning of year ......................          207,817        152,786        130,083        117,423
End of year * ..........................      $   428,443    $   207,817    $   131,268    $   130,083

* Includes undistributed
     net investment
     income/ (distributions
     in excess of net
     investment income) ................      $         0    $         0    $         0    $         0
Transactions in shares
     of the funds
     (in thousands):
     Sold ..............................        1,782,123      1,653,080      1,109,476      1,058,249
     Reinvestment of
      distributions ....................           11,517          7,078          3,457          3,978
     Redeemed ..........................       (1,573,014)    (1,605,127)    (1,111,748)    (1,049,563)
Net increase/
     (decrease) ........................          220,626         55,031          1,185         12,664


 See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
------------
     The following are open-end management investment companies (the "Funds") registered under the Investment Company Act of 1940 (the "Act"):
         WPG Tudor Fund ("Tudor")
         WPG Growth and Income Fund ("Growth and Income") Weiss, Peck & Greer Funds Trust ("WPG Funds Trust"):
                  WPG Quantitative Equity Fund ("Quantitative Equity") WPG Core Bond Fund ("Core Bond") WPG Intermediate Municipal Bond Fund ("Municipal Bond") WPG Government Money Market Fund ("Government Money Market") WPG Tax Free Money Market Fund ("Tax Free Money Market")
         Weiss, Peck & Greer International Fund ("International")

         Each fund is diversified.

     Government Money Market and Tax Free Money Market are money market funds that seek to maintain continuous net asset values of $1.00. The following is a summary of the significant accounting policies followed by the funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles.

PORTFOLIO VALUATION
-------------------
     COMMON STOCK -- Securities listed or admitted to trading on a national securities exchange, including options, are valued at the last sale price, on such exchange, as of the close of regular trading on the New York Stock Exchange ("NYSE") on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and asked prices.

     BONDS -- Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, exchanges or over-the-counter prices, when such valuations are believed to reflect the market value of such securities.

     MONEY MARKET SECURITIES -- Securities are valued at amortized cost, which has been determined by the Funds' Board of Trustees to represent the fair value of the Funds' investments.

     FOREIGN SECURITIES -- Securities listed or admitted to trading on an international securities exchange, including options, are valued at the last sale price, at the close of the primary international exchange on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and ask prices.

     OTHER SECURITIES -- Other securities and assets for which market quotations are not readily available are valued at their fair value as determined, in good faith, by the Funds' Valuation Committee as authorized by the Funds' Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME
---------------------------------------------
     Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded utilizing the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts on fixed income securities are accreted to interest income over the life of the security or until an applicable call date if sooner, with a corresponding increase in cost basis; premiums are amortized on municipal securities only, with a corresponding decrease in cost basis.

WEISS, PECK & GREER MUTUAL FUNDS

FEDERAL INCOME TAXES
--------------------
     The Funds intend to comply with the requirements of the Internal Revenue Code that pertain to regulated investment companies and to distribute all of their taxable income to their shareholders. No federal income tax or excise tax provision is required. As of December 31, 1998, the following funds had capital loss carryforwards:

         (in thousands)
                                                 Year of Expiration
                                                 ------------------
      Fund                         2001     2002     2003     2004   2005   2006
      ----                         ----     ----     ----     ----   ----   ----
      Core Bond                    --     14,662   20,113      753   --     --
      Government Money Market      --       --      2,014     --     --     --
      Tax Free Money Market          11     --          1        3      4      1


DISTRIBUTION TO SHAREHOLDERS
----------------------------
     Dividends from Net Investment Income -- Distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually when available for the Tudor, Quantitative Equity and International Funds and quarterly for the Growth & Income Fund. Dividends from net investment income are declared daily and paid monthly for the Core Bond, Municipal Bond, Government Money Market and Tax Free Money Market Funds.

     DISTRIBUTIONS FROM NET REALIZED GAINS -- Distributions from net realized gains are declared and paid by December 31 of the year in which they are earned. To the extent that net realized capital gains can be offset by capital loss carryovers, if any, it is the policy of the Funds not to distribute such gains.

     The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as mortgage backed securities, net operating losses, deferral of wash sale losses, options and futures, and post October losses.

REPURCHASE AGREEMENTS (TUDOR, CORE BOND, GOVERNMENT MONEY MARKET)
-----------------------------------------------------------------
     It is each Funds' policy to take possession of securities or other assets purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day to ensure that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

FUTURES (TUDOR, QUANTITATIVE EQUITY, INTERNATIONAL, CORE BOND)
--------------------------------------------------------------
     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt or payment is known as a "variation margin" and is recorded by each Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is also required to fully collateralize futures contracts purchased. The Fund only enters into futures contracts which are traded on exchanges.

OPTIONS WRITING (TUDOR, GROWTH & INCOME, QUANTITATIVE EQUITY,
INTERNATIONAL, CORE BOND)
-------------------------------------------------------------
     A Fund may write covered options to protect against adverse movements in the price of securities in the investment portfolio. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including

WEISS, PECK & GREER MUTUAL FUNDS
     brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call is exercised, the premium is added to the proceeds from the sale of the underlying securities or currencies in determining whether the Fund has realized a gain or loss. If a put is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the selling or buying of a security or currency at a price different from the current market value. The Fund only enters into options which are traded on exchanges except for Tudor which can enter into non-exchange options with counterparties as authorized by the Board of Trustees.

FOREIGN SECURITIES (TUDOR, GROWTH AND INCOME, INTERNATIONAL)
------------------------------------------------------------
     Certain risks result from investing in foreign securities in addition to the usual risks inherent in domestic investments. Such risks include future political, economic and currency exchange developments including investment restrictions and changes in foreign laws.

FORWARD CURRENCY CONTRACTS (TUDOR, GROWTH AND INCOME, INTERNATIONAL)
--------------------------------------------------------------------
     A Fund may enter into forward contracts. Such contracts may be utilized in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolios denominated in foreign currencies. Fluctuations in the value of the forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Upon entering into such a contract, the Fund is required to segregate assets with its custodian at least equal to the value of the Fund's assets committed to fulfilling the forward currency contract.

FOREIGN CURRENCY TRANSACTIONS (TUDOR, GROWTH AND INCOME, INTERNATIONAL)
-----------------------------------------------------------------------
     The books and records of each Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets or liabilities, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates prevailing on the close of trading on the primary foreign market. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in the exchange rate.

SHORT SALES (CORE BOND)
-----------------------
     The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

INVESTMENTS IN RESTRICTED SECURITIES
------------------------------------
     Certain of the Funds may from time to time purchase restricted securities. The only restricted security held in any of the Funds as of December 31, 1998 was Newcourt Credit Group 7.125% due 12/17/03 in the Core Bond Fund. This security was purchased at a price of $99.74 and valued at $99.88 on the date of purchase. The unit price of the security on December 31, 1998 was $99.375, with a total market value of $2,225,998 which represented 1.6% of net assets on that date.

USE OF ESTIMATES
----------------
     Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

WEISS, PECK & GREER MUTUAL FUNDS

2 - SECURITIES TRANSACTIONS

For the year ended December 31, 1998, sales proceeds, cost of securities purchased, (other than short term investments and options written), total commissions and commissions received by Weiss, Peck & Greer ("WPG"), the Fund's investment adviser or Hill Samuel Investment Management Limited, the International Fund's sub-adviser, on such transactions were as follows:

                         PROCEEDS OF    COST OF                   COMMISSIONS
                          SECURITIES  SECURITIES       TOTAL      RECEIVED BY
                              SOLD     PURCHASED    COMMISSIONS   WPG OR HSIM
                            (000'S)      (000'S)       (000'S)     (000'S)
                            -------      -------       -------     -------

Tudor                      $204,630     $    173     $    508     $    154
Growth and Income            99,000      109,677          262          205
Quantitative Equity          85,808       71,245          160           96
International                12,572        7,993           43            0
Core Bond                   681,185      733,994            0            0
Municipal Bond               13,328       13,568            0            0


OPTIONS WRITING ACTIVITY
------------------------
During 1998 Tudor Fund wrote 30 options contracts, receiving premiums of $215,993. All of these contracts were exercised. There were no open contracts as of December 31, 1998.

3 - SECURITIES LENDING (TUDOR, CORE BOND)
At December 31, 1998, the Tudor Fund loaned securities valued at $1,941,023. For collateral, the Tudor Fund received a letter of credit in an amount equal to $2,000,000. At December 31, 1998 the Core Bond Fund loaned securities valued at $4,163,250. For collateral, the Core Bond Fund received U.S. Government securities with a fair value of $4,333,963. During the year the Tudor Fund and Core Bond Fund earned $15,369 and $12,404 in securities lending fees, net of custodian expenses, respectively.

4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
WPG serves as the Funds' investment adviser. In September of 1998, WPG was acquired by Robeco Group N.V. ("Robeco"), a Dutch investment management firm. As required by the Investment Company Act of 1940, each advisory agreement, sub-advisory agreement and 12b-1 distribution plan was renewed through a proxy statement. The advisory fees of each Fund are as follows, and are paid monthly except for the International Fund which is paid quarterly:

         Tudor                .90% of net assets up to $300 million
                              .80% of net assets $300 million to $500 million .75% of net assets in excess of $500 million

         Growth and Income    .75% of net assets

         Quantitative Equity  .75% of net assets

         International        .50% while net assets under $15 million
                              .85% while net assets $15 million to $20 million
                             1.00% while net assets in excess of $20 million

         Core Bond            .60% of net assets up to $300 million
                              .55% of net assets $300 million to $500 million
                              .50% of net assets in excess of $500 million

WEISS, PECK & GREER MUTUAL FUNDS

         MunicipalBond        .00% while net assets under $17 million
                              .50% while net assets in excess of $17 million

         Government Money     .50% of net assets up to $500 million &
           Market             .45% of net assets $500 million to $1 billion
         Tax Free Money       .40% of net assets $1 billion to $1.5 billion
                              .35% of net assets in excess of $1.5 billion


Pursuant to authority granted under its Investment Advisory Agreement with the International Fund, WPG has selected HSIM as sub-adviser to the International Fund. Pursuant to a sub-advisory agreement, HSIM has overall responsibility for the management of the International Fund's assets invested in non-US securities. Lloyds Investment Management Limited, the parent of HSIM, was a non-managing member of WPG until the above referenced sale to Robeco in September 1998.

Each Fund has entered into an Administration Agreement with WPG. For the period January 1, 1998 through April 30, 1998 WPG was entitled to receive the following fees based upon a percentage of average daily net assets: Tudor .05%, Growth and Income .06%, Quantitative Equity .05%, International .06% while assets exceed $25 million, Core Bond .05%, Intermediate Municipal Bond .12% while assets exceed $50 million, Government Money Market .04%, and Tax Free Money Market
 .04%. Effective May 1, 1998, the following fees were in effect: Core Bond Fund 0.0%, Tax Free Money Market .05%. The fees for all of the other Funds remained unchanged.

5 - DISTRIBUTION PLAN (CORE BOND)
The Trust has adopted a plan of Distribution (the "Plan") under Section 12 (b) of the 1940 Act and Rule 12b-1 thereunder. The Fund may pay up to 0.25% of its average daily net assets under any one agreement but is limited to an aggregate of 0.05% of its average annual net assets for activities primarily intended to result in the sale of its shares.

For the year ended December 31, 1998, expenses incurred under the Plan were $310. Under the terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

6 - CUSTODIAN FEES
Each Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 1998 the Funds' custodian fees and related offset were as follows:

                                                  CUSTODIAN          OFFSET
                                                     FEE             CREDIT
                                                     ---             ------
            Tudor                                  $34,838          $ 2,604
            Growth and Income 24,775                   484
            Quantitative Equity                     28,613            4,293
            International                           27,068            2,827
            Core Bond                               37,860           13,762
            Intermediate Municipal Bond              5,750            1,636
            Government Money Market                 37,379            9,727
            Tax Free Money Market                   22,281           11,295

WEISS, PECK & GREER MUTUAL FUNDS

The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with their custodian.

7 - RECLASSIFICATION OF CAPITAL ACCOUNTS
In accordance with the adoption of Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies", reclassifications were made to the Funds' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change. At December 31, 1998, the amounts reclassified were as follows:


                                     UNDISTRIBUTED   UNDISTRIBUTED    ADDITIONAL
                                     NET INVESTMENT   NET REALIZED     PAID-IN
                                        INCOME           GAINS         SURPLUS
                                        (000's)         (000's)        (000's)
                                        -------         -------        -------

             Tudor                        $   189        $   369        $  (558)
             Growth and Income               (215)          215           --
             Quantitative Equity             --           (5,519)         5,519
             International                    (11)           154           (143)
             Core Bond                          1             48            (49)
             Municipal Bond                    19            (19)          --


8 - FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)
The Tax Free Money Market and Municipal Bond Funds have determined that all dividends paid during the year ended December 31, 1998 were paid from investment income and are exempt from Federal income. None of these dividends are subject to the Alternative Minimum Tax.

The Funds have distributed long-term capital gains to shareholders during the fiscal year ended December 31, 1998 in the following amounts:

                                                          LONG-TERM CAP GAINS
                                                          -------------------
                  Tudor                                      $ 5,702,574
                  Growth & Income                             13,667,501
                  Quantitative Equity                         13,531,493
                  International                                1,379,528
                  Municipal Bond                                  66,770


The percentage of investment company taxable income eligible for the dividends received deduction and for certain corporate shareholders with respect to the fiscal year ended December 31, 1998, is 100% for the Growth and Income Fund and the Quantitative Equity Fund.

The above figures may differ from those cited elsewhere in the report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (financial reporting) purposes and Internal Revenue Service
(tax) purposes.
                                                                         Page 41

WEISS, PECK & GREER MUTUAL FUNDS
Financial Highlights

                                                                            (for the years ended December 31)

$ per share                                                                                                           RATIOS
                         NET      TOTAL                                                                         RATIO OF
                       REALIZED  INCOME/           DISTRI-                                                        NET
         NET    NET      AND      LOSS   DIVIDENDS BUTIONS                      NET              NET            INVESTMENT
        ASSET  INVEST-  UNREAL-  FROM IN-  FROM      FROM                      ASSET           ASSETS AT  RATIO  INCOME/
      VALUE AT  MENT     IZED    VESTMENT  NET       NET     TOTAL   CONTRI- VALUE AT           END OF   EXPENSES (LOSS) PORTFOLIO
     BEGINNING INCOME  GAINS OR   OPERA-  INVEST-  REALIZED DISTRI-  BUTIONS  END OF    TOTAL    YEAR      TO      TO     TURNOVER
      OF YEAR  (LOSS)  (LOSSES)   TIONS    MENT     GAINS    TIONS   CAPITAL   YEAR    RETURN   (000'S)  AVERAGE AVERAGE T  RATE
                          ON              INCOME                                                           NET     NET
                       SECURITIES                                                                        ASSETS  ASSETS
----------------------------------------------------------------------------------------------------------------------------------


TUDOR
1998    $21.90   ($0.02)  ($4.86)  ($4.88)   $0.00   ($1.28)   ($1.28)  $0.00   $15.74  (22.01%)  $86,817   1.28%   (0.22%)  143.6%
1997     23.28     0.06     2.46     2.52     0.00    (3.90)    (3.90)   0.00    21.90   11.11    166,459   1.24    (0.44)   106.3
1996     22.95    (0.14)    4.41     4.27     0.00    (3.94)    (3.94)   0.00    23.28   18.82    181,370   1.25    (0.57)   105.4
1995     19.34    (0.10)    8.03     7.93     0.00    (4.32)    (4.32)   0.00    22.95   41.18    165,534   1.30    (0.47)   123.1
1994     23.40    (0.13)   (2.14)   (2.27)    0.00    (1.79)    (1.79)   0.00    19.34   (9.81)   144,207   1.28    (0.62)   109.1

GROWTH AND INCOME
1998     35.11     0.26     9.38     9.64    (0.26)   (3.85)    (4.11)   0.00    40.64   27.51    160,698   1.04     0.71     64.6
1997     29.32     0.24    10.30    10.54    (0.24)   (4.51)    (4.75)   0.00    35.11   36.27    117,146   1.06     0.88     69.6
1996     26.02     0.24     6.11     6.35    (0.39)   (2.66)    (3.05)   0.00    29.32   24.42     82,937   1.15     1.50     75.8
1995     21.36     0.51     6.44     6.95    (0.53)   (1.76)    (2.29)   0.00    26.02   32.73     67,357   1.22     2.10     79.4
1994     23.34     0.56    (1.83)   (1.27)   (0.62)   (0.09)    (0.71)   0.00    21.36   (5.47)    61,045   1.23     2.49     71.9

QUANTITATIVE EQUITY
1998      5.84     0.05     1.46     1.51    (0.06)   (1.50)   (1.56)    0.00     5.79   26.71     73,884   1.06     0.49     89.4
1997      5.89     0.08     1.42     1.50    (0.08)   (1.47)   (1.55)    0.00     5.84   25.47    96,055    1.03     1.03     77.7
1996      6.85     0.16     1.13     1.29    (0.15)   (2.10)   (2.25)    0.00     5.89   18.51    102,450   0.95     1.52     60.8
1995      5.44     0.13     1.70     1.83    (0.12)   (0.30)   (0.42)    0.00     6.85   33.37    133,201   1.00     2.00     26.1
1994      5.58     0.13    (0.11)    0.02    (0.11)   (0.05)   (0.16)    0.00     5.44    0.34     73,484   1.14     2.36     46.8

INTERNATIONAL
1998     10.15     0.00     1.65     1.65     0.00    (2.55)    (2.55)   0.00     9.25   16.28      6,375   2.35     0.06     98.8
1997     10.29     0.01     0.29     0.30    (0.01)   (0.43)    (0.44)   0.00    10.15    2.89      8,555   1.89     0.02     55.1
1996     11.01    (0.07)    0.57     0.50    (0.04)   (1.18)    (1.22)   0.00    10.29    4.64     13,161   1.71     0.31     85.2
1995     10.93     0.04     1.15     1.19    (0.15)   (0.96)    (1.11)   0.00    11.01   10.92     14,194   1.74     0.39     55.9
1994     11.72     0.01    (0.75)   (0.74)    0.00    (0.05)    (0.05)   0.00    10.93   (6.32)    17,102   1.95     0.12     69.8

WEISS, PECK & GREER MUTUAL FUNDS
FINANCIAL HIGHLIGHTS

                                                                            (for the years ended December 31)

$ per share                                                                                                           RATIOS
                         NET      TOTAL                                                                         RATIO OF
                       REALIZED  INCOME/           DISTRI-                                                        NET
         NET    NET      AND      LOSS   DIVIDENDS BUTIONS                      NET              NET            INVESTMENT
        ASSET  INVEST-  UNREAL-  FROM IN-  FROM      FROM                      ASSET           ASSETS AT  RATIO  INCOME/
      VALUE AT  MENT     IZED    VESTMENT  NET       NET     TOTAL   CONTRI- VALUE AT           END OF   EXPENSES (LOSS) PORTFOLIO
     BEGINNING INCOME  GAINS OR   OPERA-  INVEST-  REALIZED DISTRI-  BUTIONS  END OF    TOTAL    YEAR      TO      TO     TURNOVER
      OF YEAR  (LOSS)  (LOSSES)   TIONS    MENT     GAINS    TIONS   CAPITAL   YEAR    RETURN   (000'S)  AVERAGE AVERAGE T  RATE
                          ON              INCOME                                                           NET     NET
                       SECURITIES                                                                        ASSETS  ASSETS
----------------------------------------------------------------------------------------------------------------------------------

CORE BOND
1998     $9.34    $0.54    $0.30    $0.84   ($0.54)   $0.00    ($0.54)  $0.00    $9.64    9.26%  $139,463   0.50%    5.71%   684.9%
1997      9.19     0.51     0.15     0.66    (0.51)    0.00     (0.51)   0.00     9.34    7.37    108,443   0.86     5.56    330.3
1996      9.38     0.64    (0.29)    0.35    (0.54)    0.00     (0.54)   0.00     9.19    3.85    120,804   0.81     5.87    333.1
1995      8.83     0.60     0.54     1.14    (0.59)    0.00     (0.59)   0.00     9.38   13.25    171,578   0.82     6.52    375.0
1994     10.37     0.68    (1.56)   (0.88)   (0.64)   (0.02)    (0.66)   0.00     8.83   (8.70)   216,364   0.80     7.18    115.9

INTERMEDIATE MUNICIPAL BOND
1998     10.45     0.45     0.14     0.59    (0.47)   (0.02)    (0.49)   0.00    10.55    5.72     25,341   0.85     4.23     45.7
1997     10.14     0.47     0.31     0.78    (0.47)    0.00     (0.47)   0.00    10.45    7.85     23,508   0.85     4.55     39.8
1996     10.20     0.48    (0.06)    0.42    (0.48)    0.00     (0.48)   0.00    10.14    4.20     15,214   0.85     4.72     44.4
1995      9.51     0.44     0.69     1.13    (0.44)    0.00     (0.44)   0.00    10.20   12.05     12,730   0.85     4.38     51.2
1994     10.15     0.41    (0.64)   (0.23)   (0.41)    0.00     (0.41)   0.00     9.51   (2.29)    14,005   0.85     4.20     30.9

GOVERNMENT MONEY MARKET
1998      1.00     0.05     0.00     0.05    (0.05)    0.00     (0.05)   0.00     1.00    4.80    428,443   0.73     4.62      N/A
1997      1.00     0.05     0.00     0.05    (0.05)    0.00     (0.05)   0.00     1.00    4.76    207,817   0.81     4.68      N/A
1996      1.00     0.04     0.00     0.04    (0.04)    0.00     (0.04)   0.00     1.00    4.56    152,786   0.83     4.48      N/A
1995      1.00     0.05     0.00     0.05    (0.05)    0.00     (0.05)   0.00     1.00    5.16    131,210   0.82     5.06      N/A
1994      1.00     0.04    (0.01)    0.03    (0.04)    0.00     (0.04)   0.01     1.00    3.58    188,197   0.80     3.54      N/A

TAX FREE MONEY MARKET
1998      1.00     0.03     0.00     0.03    (0.03)    0.00     (0.03)   0.00     1.00    3.05    131,268   0.75     3.01      N/A
1997      1.00     0.03     0.00     0.03    (0.03)    0.00     (0.03)   0.00     1.00    3.23    130,083   0.74     3.17      N/A
1996      1.00     0.03     0.00     0.03    (0.03)    0.00     (0.03)   0.00     1.00    3.14    117,423   0.72     3.10      N/A
1995      1.00     0.04     0.00     0.04    (0.04)    0.00     (0.04)   0.00     1.00    3.63    121,754   0.76     3.56      N/A
1994      1.00     0.03     0.00     0.03    (0.03)    0.00     (0.03)   0.00     1.00    2.61    152,501   0.73     2.59      N/A




WEISS, PECK & GREER MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

     The Advisor agreed to reimburse other operating expenses and not to impose its full fee f5or certain periods. Had the Adviser not so agreed, and had the Funds not received a custody fee earnings credit, the total return would have been lower and the ratio of expenses to average net assets and ratio of net investment income to average net assets would have been:

                                                     Ratio of
                                                        Net
                                       Ratio of     Investment
                                       Expenses       Income
                                      to Average    to Average
                                      Net Assets    Net Assets

         QUANTITATIVE EQUITY
                           1998           1.07%         0.48%
         INTERNATIONAL
                           1998           2.38%         0.03%
                           1997           1.92%        (0.01%)
                           1996           1.76%         0.26%
                           1995           1.76%         0.39%
                           1994           2.35%        (0.28%)
         CORE BOND
                           1998           0.89%         5.32%

         INTERMEDIATE MUNICIPAL BOND
                           1998           1.06%         4.02%
                           1997           1.15%         4.25%
                           1996           1.01%         4.56%
                           1995           0.97%         4.25%
                           1994           1.45%         3.60%

         TAX FREE MONEY MARKET
                           1998           0.76%         3.00%

     For the Tudor, Growth and Income, Government Money Market Funds custody fee earnings credit had an effect of less than 0.01% per share on the above ratios. The custody fee earnings credit had an effect of less than 0.01% on the above ratios in 1994, 1995, 1996 and 1997 for the Quantitatvie Equity, Core Bond, Intermediate Municipal Bond and Tax Free Money Market Funds.

                       See notes to financial statements

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Shareholders and Board of Trustees of:

          WPG Tudor Fund
          WPG Growth and Income Fund
          WPG Quantitative Equity Fund
          Weiss, Peck & Greer International Fund
          WPG Core Bond Fund
          WPG Intermediate Municipal Bond Fund
          WPG Government Money Market Fund
          WPG Tax Free Money Market Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of WPG Tudor Fund, WPG Growth and Income Fund, WPG Quantitative Equity Fund, Weiss, Peck & Greer International Fund, WPG Core Bond Fund, WPG Intermediate Municipal Bond Fund, WPG Government Money Market Fund and WPG Tax Free Money Market Fund (the "Funds") as of December 31, 1998, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and the performance of other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of WPG Tudor Fund, WPG Growth and Income Fund, WPG Quantitative Equity Fund, Weiss, Peck & Greer International Fund, WPG Core Bond Fund, WPG Intermediate Municipal Bond Fund, WPG Government Money Market Fund and WPG Tax Free Money Market Fund as of December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP
New York, New York
January 19, 1999

                              WEISS, PECK & GREER
                     ONE NEW YORK PLAZA, NEW YORK, NY 10004

INDEPENDENT TRUSTEES AND MEMBERS
OF AUDIT COMMITTEE
Raymond R. Herrmann, Jr.            Paul Meek
Lawrence J. Israel                  William B. Ross
Graham E. Jones                     Robert A. Straniere


OFFICERS

ROGER J. WEISS
  Chairman of the Board and Trustee - all funds
  President - Weiss, Peck & Greer International Fund

ADAM STARR
  President - WPG Tudor Fund

JAY C. NADEL
  Executive Vice President and Secretary - all funds

FRANCIS H. POWERS
  Executive Vice President and Treasurer - all funds

JOSEPH J. REARDON
  Vice President - all funds

A. ROY KNUTSEN
  President - WPG Growth and Income Fund

DANIEL S. VANDIVORT
  President - WPG Funds Trust

DANIEL CARDELL
  Vice President - WPG Quantitative Equity Fund

R. SCOTT RICHTER
  Vice President - WPG Intermediate Municipal  Bond Fund

JANET A. FIORENZA
 Vice President - WPG Tax Free Money Market Fund

S. BLAKE MILLER
  Vice President - WPG Intermediate Municipal Bond Fund

INVESTMENT ADVISER
Weiss, Peck & Greer, LLC
One New York Plaza
New York, NY  10004

CUSTODIAN
Boston Safe Deposit and Trust Company
One Exchange Place
Boston, MA  02109

DIVIDEND DISBURSING AND
TRANSFER AGENT
First Data Investor Services Group
P.O. Box 60448
King of Prussia, PA  19406-0448

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, MA  02109

INDEPENDENT AUDITORS
KPMG LLP
345 Park Avenue
New York, NY  10154



This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Weiss, Peck & Greer Funds. Such offering is made only by prospectus, which includes details as to offering and other material information.